                                                                  EXHIBIT  10.55

Execution Copy

                 Amendment and Restatement of the April 1, 2001
                       GENERATOR INTERCONNECTION AGREEMENT

                                     Between

                     MICHIGAN ELECTRIC TRANSMISSION COMPANY

                                       And

                            CONSUMERS ENERGY COMPANY

Execution Copy

                 Amendment and Restatement of the April 1, 2001
                       GENERATOR INTERCONNECTION AGREEMENT
                                     Between
                     Michigan Electric Transmission Company
                                       And
                            Consumers Energy Company

ARTICLE 1 - DEFINITIONS....................................................    2
ARTICLE 2 - TERM OF AGREEMENT..............................................    5
   2.1  Effective Date.....................................................    5
   2.2  Term...............................................................    6
   2.3  Termination........................................................    6
   2.4  Regulatory Filing..................................................    6
   2.5  Survival...........................................................    6
ARTICLE 3 - INTERCONNECTION SERVICE........................................    6
   3.1  Scope of Service...................................................    6
   3.2  Third-Party Actions................................................    7
ARTICLE 4 - INTERCONNECTION ASSETS.........................................    8
   4.1  Reservation of Rights to Interconnection Assets....................    8
   4.2  Modifications......................................................    8
   4.3  As-Built Drawings..................................................    8
ARTICLE 5 - OPERATIONS.....................................................    8
   5.1  General............................................................    8
   5.2  Transmission Provider Obligations..................................    9
   5.3  Consumers Obligations..............................................    9
   5.4  Jointly Owned Assets...............................................    9
   5.5  Access Rights......................................................   10
   5.6  Switching and Tagging Rules........................................   10
   5.7  Black Start Participation..........................................   10
   5.8  Reactive Power.....................................................   10
   5.9  System Security....................................................   10
   5.10 Consumers Voltage Regulation.......................................   11
   5.11 Protection and System Quality......................................   11
   5.12 Outages, Interruptions, and Disconnection..........................   12
   5.13 Operating Expenses.................................................   14
ARTICLE 6 - MAINTENANCE....................................................   14
   6.1  Transmission Provider's Obligations................................   14
   6.2  Consumers' Obligations.............................................   14
   6.3  Jointly Owned Assets...............................................   15
   6.4  Access Rights......................................................   15
   6.5  Maintenance Expenses...............................................   15
   6.6  Coordination.......................................................   15
   6.7  Inspections and Testing............................................   16

Execution Copy

   6.8  Right to Observe Testing...........................................   16
   6.9  Secondary Systems..................................................   16
   6.10 Observation of Deficiencies........................................   16
ARTICLE 7 - EMERGENCIES....................................................   16
   7.1  Obligations........................................................   16
   7.2  Notice.............................................................   16
   7.3  Immediate Action...................................................   17
   7.4  Transmission Provider's Authority..................................   17
   7.5  Consumers' Authority...............................................   17
   7.6  Audit Rights.......................................................   17
ARTICLE 8 - SAFETY.........................................................   18
   8.1  General............................................................   18
   8.2  Environmental Releases.............................................   18
ARTICLE 9 - METERING.......................................................   18
   9.1  General............................................................   18
   9.2  Costs of Administering Metering Assets.............................   18
   9.3  Testing of Metering Assets.........................................   19
   9.4  Metering Data......................................................   19
   9.5  Communications.....................................................   19
ARTICLE 10 - FORCE MAJEURE.................................................   20
ARTICLE 11 - INFORMATION REPORTING.........................................   20
ARTICLE 12 - PAYMENTS AND BILLING PROCEDURES...............................   20
   12.1 Invoices...........................................................   20
   12.2 Payments to Transmission Provider..................................   21
   12.3 Interest Charges...................................................   21
   12.4 Disputes...........................................................   21
ARTICLE 13 - ASSIGNMENT....................................................   22
ARTICLE 14 - INDEMNITY AND INSURANCE.......................................   22
ARTICLE 15 - LIMITATION ON LIABILITY.......................................   23
ARTICLE 16 - BREACH, CURE AND DEFAULT......................................   24
   16.1 General............................................................   24
   16.2 Events of Breach...................................................   24
   16.3 Continued Operation................................................   24
   16.4 Cure and Default...................................................   25
   16.5 Right to Compel Performance........................................   25
ARTICLE 17 - CONFIDENTIALITY...............................................   25
ARTICLE 18 - AUDIT RIGHTS..................................................   26

Execution Copy

ARTICLE 19 - DISPUTES......................................................   26
ARTICLE 20 - NOTICES.......................................................   26
ARTICLE 21 - MISCELLANEOUS.................................................   27
   21.1 Amendments.........................................................   27
   21.2 Binding Effect.....................................................   27
   21.3 Counterparts.......................................................   28
   21.4 Entire Agreement...................................................   28
   21.5 Governing Law......................................................   28
   21.6 Headings Not To Affect Meaning.....................................   28
   21.7 Waivers............................................................   28

Execution Copy

                 Amendment and Restatement of the April 1, 2001
                       GENERATOR INTERCONNECTION AGREEMENT

     THIS AMENDMENT AND RESTATEMENT OF THE APRIL 1, 2001 GENERATOR INTERCONNECTION AGREEMENT (the "Agreement") is made and entered into as of April 29, 2002 by and between Michigan Electric Transmission Company, a Michigan corporation with offices at 212 West Michigan Avenue, Jackson, Michigan (herein referred to as "Transmission Provider") and Consumers Energy Company, a Michigan corporation with offices at 212 West Michigan Avenue, Jackson, Michigan (herein referred to as ("Consumers"). Consumers and Transmission Provider each may be referred to individually as a "Party," or collectively as the "Parties." This Agreement amends, restates and completely replaces the April 1, 2001 Generator Interconnection Agreement between the Parties, effective on the date indicated above.

                                   WITNESSETH:

     WHEREAS, Transmission Provider is engaged in the transmission of electric energy; and

     WHEREAS, Consumers owns and operates several electric generating assets (herein referred to as a Unit when discussing one of them, or as Generation Resources when referring to all of them) as described in Article 1. The Unit names and generating capability ratings of the Generation Resources are set forth in Exhibit A to this Agreement. Each Unit in the list is currently in commercial operation; and

     WHEREAS, it is necessary for Consumers' Units to remain interconnected with Transmission Provider's System (as defined in Article 1), in order for said Units to continue to operate; and

     WHEREAS, the Parties have entered into an Operating Agreement, dated as of April 1, 2001, as amended and restated, (herein referred to as the "Operating Agreement") that defines the operating responsibilities of the Transmission Provider with respect to the Transmission System and the obligations, rights and responsibilities of Consumers to provide ancillary services and to operate its Generation Resources in a manner that will not unduly interfere with the provision of Transmission Services by the Transmission Provider; and

     WHEREAS, the Parties have entered into a Network Operating Agreement, dated as of April 1, 2001, as amended and restated, that governs Transmission Provider's provision of Network Integration Transmission Service to Consumers as a Network Customer under the Tariff.

     WHEREAS, the Parties have entered into a Purchase and Sale Agreement for Ancillary Services, dated as of April 1, 2001, as amended and restated, that sets forth the terms and conditions under which Consumers shall use its Generation Resources to provide ancillary services to the Transmission Provider, and

Execution Copy

     WHEREAS, Consumers and Transmission Provider are willing to maintain the interconnection of Consumers' Generation Resources with Transmission Provider's Transmission System under the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of and subject to the mutual covenants contained herein, the Parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1 Whenever used in this Agreement, appendices, and attachments hereto, the following terms shall have the following meanings:

     "Black Start Capability" shall mean a generating Unit that is capable of starting without an outside electrical supply. Said Units are specified in Exhibit A.

     "Black Start Plan" shall mean a plan utilizing Black Start Capability designed and implemented by the Transmission Provider in conjunction with its interconnected generation and distribution customers, Distribution System Control, other electric systems, its Security Coordinator and ECAR, to energize portions of the Transmission Provider's System which are de-energized as a result of a widespread system disturbance.

     "Black Start Service" shall mean the provision of service needed to energize a defined portion of the Transmission Provider's System, including the start up of the Generation Resources and/or other generators, in accordance with the Transmission Provider's Black Start Plan when local power from the Transmission Provider's System is unavailable or insufficient.

     "Commission" shall mean the Federal Energy Regulatory Commission, or any successor agency.

     "Connection Point" shall be the point where Consumers' Interconnection Assets connect to Transmission Provider's Interconnection Assets, as described in Exhibit B of this Agreement.

     "Consumers' Incremental Cost" shall mean Consumers' actual hourly replacement cost of energy on Consumers' Generation Resources, whether that energy is (a) produced by generation owned by or under contract to Consumers or
(b) purchased from a third party.

     "Consumers' Interconnection Assets" shall mean the assets identified as belonging to Consumers in Exhibit B of this Agreement and all other assets that are necessary or desirable to interconnect a Unit to the Transmission Provider's System reliably and safely, including all connection, switching, transmission, distribution, safety, and communication assets, protective assets, Telemetry and Monitoring Assets that Consumers owns or operates and maintains.

     "Consumers' System" shall mean the assets owned, controlled and operated by Consumers that are used to provide service to its customers.

Execution Copy

     "ECAR" is an acronym, which stands for the East Central Area Reliability coordination agreement. This is the agreement under which Transmission Provider and other ECAR members establish regional coordination practices and guides to govern the electric coordinated operation and reliability of the East Central Region of North America.

     "Emergency" shall mean any system condition that requires automatic or immediate manual action to prevent or limit the loss of transmission assets or generation supply that could adversely affect the reliability of Transmission Provider's System or Consumers' System or the systems to which either Party is directly or indirectly connected.

     "Generation Resources" shall mean the assets used for the production of electric energy, which are owned and operated by Consumers and directly or indirectly connected to the Transmission Provider's System.

     "Good Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant proportion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be acceptable practices, methods or acts generally accepted in the region.

     "Governmental Authority" shall mean any federal, state, local or municipal governmental body; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power; or any court or governmental tribunal.

     "Hazardous Substances" shall mean any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "hazardous constituents", "restricted hazardous materials", "extremely hazardous substances", "toxic substances", "contaminants", "pollutants", "toxic pollutants" or words of similar meaning and regulatory effect under any applicable Environmental Law, or any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any applicable Environmental Law. For purposes of this Agreement, the term "Environmental Law" shall mean federal, state, and local laws, regulations, rules, ordinances, codes, decrees, judgments, directives, or judicial or administrative orders relating to pollution or protection of the environment, natural resources or human health and safety.

     "IEEE" is an acronym, which stands for the Institute of Electrical and Electronic Engineers.

     "Interconnection Assets" shall mean, collectively, Transmission Provider's Interconnection Assets and Consumers' Interconnection Assets, or the specific Interconnection Assets of one of the Parties, as the case may be.

     "Jointly Owned Assets" shall mean those assets in which Consumers and Transmission Provider have undivided ownership interests. Due to the nature of substation

Execution Copy

designs, many of the supporting substation assets (e.g., station batteries, fencing, control houses, ground grid, yard stone, steel structures and some protective relay assets) cannot be separated by ownership and the Parties share in the ownership of such assets. The respective ownership of such assets by substation is shown in Exhibit B hereto.

     "Metering Assets" shall mean the assets required to provide acceptably accurate metering of the interconnection power and energy output from the Unit and the standby power and energy usage of the Unit. Said Metering Assets typically includes but is not limited to, metering accuracy potential and current transformers, transducers, primary connections, secondary connections, secondary potential and current circuits and conduit, telephone lines and access to said Metering Assets, if necessary. The transducers used shall be capable of providing Megawatthour and Megavarhour data.

     "Monitoring Assets" shall mean the assets required to determine (a) the sequence of events for the operation of protective assets during an electrical fault, (b) the location and characteristics of an electrical fault and (c) the quality of power provided at the Point of Receipt.

     "NERC" is an acronym that stands for the North American Electric Reliability Council, including any successor thereto or any regional reliability council thereof. This reliability council oversees the development and publication of operating policies, engineering planning principles and guides and support information to provide guidance to the regional reliability councils and to promote electric system reliability.

     "Point of Receipt" shall be the point at which capacity and energy is provided by Consumers, as described in Exhibit B of this Agreement.

     "Reactive Design Limitations" shall mean the reactive power capability designed into the Unit, which were consistent with reactive power capability specifications in place when the Unit was constructed.

     "Secondary Systems" shall mean control or power circuits that operate below 600 volts, AC or DC, including, but not limited to, any hardware, control or protective devices, cables, conductors, electric conduits and raceways, secondary assets panels, transducers, batteries, chargers, and voltage and current transformers.

     "Switching and Tagging Rules" shall mean the written documents describing the switching and tagging procedures of Transmission Provider and Consumers, as they may be amended.

     "System Operator" is a generic term used to describe the individuals responsible for the integrity or the operational control of the Transmission Provider's System and any successor thereto.

     "System Protection Assets" shall mean the assets required to protect (a) Transmission Provider's System, the systems of others connected to Transmission Provider's System, and Transmission Provider's customers from faults occurring at the Unit, and (b) the Unit from faults occurring on Transmission Provider's System or on the systems of others to which Transmission Provider's System is directly or indirectly connected.

Execution Copy

     "Tariff" means either the Open Access Transmission Tariff or the Joint Open Access Transmission Tariff in which Transmission Provider provides or will provide open access, non-discriminatory transmission service, as amended from time to time, or any successor tariff on file, or to be filed, with the FERC, as such may be amended from time to time.

     "Telemetry Equipment" shall mean the assets, identified by Transmission Provider, that are required to provide the necessary, real-time telemetry of Unit operations and status, as required by Transmission Provider, for remote monitoring and control purposes. This typically includes but is not limited to, remote terminal units, distributed terminal units, telemetry signal inputs, fiber optic communication connections, transducers, pulse multipliers, isolation amplifiers, analog inputs, digital inputs, metering pulsed accumulator inputs, power supply, dedicated telephone data line to remote terminal units, telephone modem, telephone switching, interface terminal strips for landing signal inputs/outputs. Telemetry Equipment may be located at Consumers' Unit and or at Transmission Provider's assets.

     "Transmission Provider's Interconnection Assets" shall mean the assets identified as belonging to Transmission Provider in Exhibit B of this Agreement and all other assets that are necessary or desirable to interconnect the Generation Resources to Transmission Provider's System reliably and safely, including all connection, switching, transmission, distribution, safety, and communication assets, protective assets, Metering, Telemetry and Monitoring Assets and all improvements, additions or extensions to Transmission Provider's System attributable to or necessitated by the Generation Resources that Transmission Provider owns or operates and maintains.

     "Transmission Provider's System" shall mean the assets owned, controlled and operated by the Transmission Provider that are used to provide transmission service under Part II and Part III of the Tariff.

     "Transmission Service" shall include both Point-To-Point Transmission Service provided under Part II of the Tariff and Network Integration Transmission Service provided under Part III of the Tariff.

     "Unit" shall mean each of Consumers' electric generating assets, or group of generating assets having common Interconnection Assets, identified generally in the second "Whereas" clause and Exhibit A of this Agreement and more specifically identified in the "as built" drawings provided to Transmission Provider in accordance with Section 4.5 of this Agreement, together with the other property, assets, and assets owned and/or controlled by Consumers on the Consumers' side of the Connection Point.

                                    ARTICLE 2
                                TERM OF AGREEMENT

2.1 Effective Date

     This Agreement shall become effective upon the date specified by the Commission under Section 205 of the Federal Power Act.

Execution Copy

2.2 Term

     This Agreement shall become effective as provided in Section 2.1 above and, unless terminated as provided below, shall continue in full force and effect until a mutually agreed termination date, but no later than the date on which all of the Generation Resources cease commercial operation.

2.3 Termination

     In the event that Transmission Provider joins a Regional Transmission Organization ("RTO") which requires use of its own FERC-approved interconnection and operating agreement, this Agreement shall terminate on the effective date of such new interconnection and operating agreement between Consumers and the RTO, except to the extent necessary to resolve billing and other outstanding matters related to service rendered under this Agreement as specified in Section 2.5.

2.4 Regulatory Filing

     Transmission Provider shall file this Agreement with the Commission as a Service Agreement under the Tariff. Consumers agrees to cooperate with Transmission Provider with respect to such filing and to provide any information, including the rendering of testimony reasonably requested by Transmission Provider, needed to comply with applicable regulatory requirements.

2.5 Survival

     The applicable provisions of this Agreement shall continue in effect after expiration, cancellation, or termination hereof to the extent necessary to provide for final billings, billing adjustments, and the determination and enforcement of liability and indemnification obligations arising from acts or events that occurred while this Agreement was in effect.

                                    ARTICLE 3
                             INTERCONNECTION SERVICE

3.1 Scope of Service

     In the event future changes in either (a) design or operation of any Unit,
(b) Consumers' requirements or (c) Transmission Provider's requirements resulting from the Unit's parallel operation with Transmission Provider's System later necessitate additional Interconnection Assets or modifications to the then existing Interconnection Assets herein, the Parties shall undertake such additions and modifications as may be necessary. Before undertaking such future additions or modifications, the Parties shall consult, develop plans and coordinate schedules of activities, including the making of necessary amendments to this Agreement (including its Appendices) and/or entering into new agreements, so as to insure continuous and reliable operation of the Interconnection Assets. The cost of such additions or modifications to the Interconnection Assets shall be borne by Consumers unless otherwise agreed upon at the time. The ownership, operation and maintenance responsibilities for any

Execution Copy

such future additions or modifications shall be made consistent with the responsibilities allocated in this Agreement.

     3.1.1 Except as otherwise provided under Sections 5.8 and 5.9 of this Agreement, Transmission Provider shall have no obligation under this Agreement to pay Consumers any wheeling or other charges for electric power and/or energy transferred through Consumers' assets or for power or ancillary services provided by Consumers under this Agreement for the benefit of Transmission Provider's System.

     3.1.2 Except as otherwise provided under this Agreement, Transmission Provider shall have no obligation under this Agreement to make arrangements or pay under applicable tariffs for transmission and ancillary services associated with the delivery of electricity and ancillary electrical products produced by the Unit.

     3.1.3 Except as otherwise provided under this Agreement, Transmission Provider shall have no obligation under this Agreement to procure electricity and ancillary electrical products to satisfy Consumers' station power needs or other related requirements.

     3.1.4 Except as otherwise provided under this Agreement, Transmission Provider shall have no obligation under this Agreement to make arrangements under applicable tariffs for transmission, losses, and ancillary services associated with the use of Transmission Provider's System for the delivery of electricity and ancillary electrical products to the Unit.

     3.1.5 Transmission Provider makes no representations to Consumers regarding the availability of Transmission Service on Transmission Provider's System, and Consumers agrees that the availability of Transmission Service on Transmission Provider's System may not be inferred or implied from Transmission Provider's execution of this Agreement. Consumers will obtain Transmission Service on Transmission Provider's System under a separate agreement between the Parties and in accordance with the provisions of the Tariff.

3.2 Third-Party Actions

     Consumers acknowledges and agrees that, from time to time during the term of this Agreement, other persons may develop, construct and operate, or acquire and operate generating assets in the Transmission Provider's service territory, and construction or acquisition and operation of any such assets, and reservations by any such persons of Transmission Service under the Tariff may adversely affect the Unit and the availability of Transmission Service for the Unit's electric output. Consumers acknowledges and agrees that Transmission Provider has no obligation under this Agreement to disclose to Consumers any information with respect to third-party developments or circumstances, including the identity or existence of any such person or other assets, beyond what Transmission Provider customarily provides to other similarly situated generators, except as may be required under Article 4 of this Agreement and elsewhere in this Agreement. Consumers and Transmission Provider make no guarantees to the other under this Agreement with respect to Transmission Service that is available under the Tariff or any other tariff under which Transmission Service may be available in the region.

Execution Copy

                                    ARTICLE 4
                             INTERCONNECTION ASSETS

4.1 Reservation of Rights to Interconnection Assets

     Except as provided in Section 5.2 hereof, each Party reserves to itself the ownership, operation and maintenance of its Interconnection Assets and all improvements, additions or extensions to its Interconnection Assets under this Agreement which are attributable to or necessitated by the interconnection of the Unit.

4.2 Modifications

     Either Party may undertake modifications to its assets. In the event a Party plans to undertake a modification that may be expected to impact the other Party's assets, that Party shall provide the other Party with sufficient information regarding such modification, including, without limitation, the notice required in accordance with Article 11 of this Agreement so that the other Party can evaluate the potential impact of such modification prior to commencement of the work. The Party desiring to perform such work shall provide the relevant drawings, plans, and specifications to the other Party at least ninety (90) days in advance of commencement of the work or such shorter period upon which the Parties may agree, which agreement will not unreasonably be withheld or delayed.

4.3 As-Built Drawings

     Upon execution of this Agreement, Consumers shall provide to Transmission Provider current interconnection drawings and system diagrams for each of its Units, unless the Parties agree that such drawings are not necessary. Subject to the requirements of Article 17 of this Agreement, not later than ninety (90) days after completion of any addition to or modification of the assets of any of said Units that may reasonably be expected to affect Transmission Provider's System, Consumers shall issue revised "as built" drawings to Transmission Provider.

                                    ARTICLE 5
                                   OPERATIONS

5.1 General

Transmission Provider and Consumers agree that they shall comply with the Operating Agreement, then-existing (or amended) applicable manuals, standards, and guidelines of Transmission Provider, NERC, ECAR, or any successor agency assuming or charged with similar responsibilities related to the operation and reliability of the North American electric interconnected transmission grid. To the extent that this Agreement does not specifically address or provide the mechanisms necessary to comply with such Operating Agreement, Transmission Provider, NERC or ECAR manuals, standards, or guidelines, Transmission Provider and Consumers hereby agree that both Parties shall provide to the other Party all such information as may reasonably be required to comply with such Operating Agreement, manuals, standards, or guidelines and shall operate, or cause to be operated, their respective assets in accordance with such Operating Agreement, manuals, standards, or guidelines.

Execution Copy

Transmission Provider and Consumers agree that specific transmission system operating limitations required to satisfy Nuclear Regulatory Commission Operating License and Design requirements applicable to the Palisades Nuclear Plant are identified in a separate agreement, attached hereto as Exhibit C, and shall be adhered to by both Parties.

5.2 Transmission Provider Obligations

     Transmission Provider shall operate and control Transmission Provider's System and other Transmission Provider assets in a safe and reliable manner (a) in accordance with Transmission Provider's applicable operational and/or reliability criteria, protocols, and directives (which include those of NERC and ECAR), (b) the Operating Agreement and (c) in accordance with the provisions of this Agreement. From time to time, Consumers will control and operate six 345 kV synchronizing circuit breakers (Nos. 32H9 and 32R8 in the Campbell 345 kV Substation and Nos. 28H9, 28R8, 32F7 and 32H9 in the Hampton Substation) to connect or disconnect the Campbell 3, Karn 3 or Karn 4 Units, as the case may be, from the transmission system. The Parties may agree from time to time that Consumers, under the direction of the Transmission Provider, will operate certain other Interconnection Assets of the Transmission Provider.

5.3 Consumers Obligations

     Consumers shall operate and control its Generation Resources in a safe and reliable manner in accordance with (a) Consumers' applicable operational and/or reliability criteria, protocols, and directives (which shall include those of NERC and ECAR), the Operating Agreement and (c) the provisions of this Agreement.

5.4 Jointly Owned Assets

     Operation of Jointly Owned Assets at the electric substations where Interconnection Facilities are located will be under the direction and control of the Party with more than fifty percent (50%) of the major equipment at each such location, unless otherwise agreed by the Parties hereto. Said Party shall operate the Jointly Owned Assets in a manner consistent with Good Utility Practice and the provisions of Sections 5.2 and 5.3 above, as appropriate. Each Party's respective share of responsibility for the costs of operation of Jointly Owned Assets shall be the same percentage as the percentage of major equipment owned by such Party in that substation, as set forth in Exhibit B and its subsequent addendum's. For purposes of this Agreement, major equipment is defined as (a) main power transformers, (b) 23 kV, 46 kV, 138 kV and 345 kV circuit breakers, (c) power system regulators and reclosers and (d) 46 kV and 138 kV capacitor banks (any three-phase installation of such equipment shall count as one unit of equipment). Exhibit B shall be updated with an addendum at least annually by the Transmission Provider, and approved in writing by Consumers, to show all changes in equipment and the effects of such changes on the determination of Jointly Owned Asset percentages. In the case where each Party hereto owns exactly fifty percent (50%) of the major equipment at any specific location, the Transmission Provider shall assume the responsibility for direction and control of the operation activities as such location. In those substations where each Party hereto owns assets, each Party shall be responsible for its appropriate share, as set forth in Exhibit B hereto, of station power energy usage and expense.

Execution Copy

5.5 Access Rights

     The Parties shall provide each other such access rights as may be necessary for either Party's performance of its respective operational obligations under this Agreement; provided that, notwithstanding anything stated herein, a Party performing operational work within the boundaries of the other Party's assets must abide by the rules applicable to that site.

5.6 Switching and Tagging Rules

     The Parties shall abide by their respective Switching and Tagging Rules for obtaining clearances for work or for switching operations on assets. The Parties will adopt mutually agreeable Switching and Tagging Rules prior to the effective date of this Agreement.

5.7 Black Start Participation

     In accordance with Good Utility Practice, Consumers agrees to participate in Transmission Provider's Black Start Plan, as well as any verification testing. Nothing in this Agreement obligates a particular Unit to provide Black Start Service. Transmission Provider's Black Start Plan shall place the highest possible priority on energizing those portions of the Transmission Provider's System which are required to transmit power from designated Black Start Unit or Units to the Palisades switchyard in the event of a loss of all offsite power to the Palisades Nuclear plant. Consumers shall identify the minimum capacity necessary to meet Nuclear Regulatory Commission License and Design requirements for the Palisades Nuclear plant, and the specific Unit or Units which are designated to provide the required capability.

5.8 Reactive Power

     The supply and absorption of reactive power is dealt with in the Purchase and Sale Agreement for Ancillary Services between the Parties hereto.

5.9 System Security

     During an Emergency on Transmission Provider's System or on an adjacent transmission system, the System Operator has the authority to direct Consumers to increase or decrease real power production (measured in MW) and/or reactive power production (measured in MVAR), within the design and operational limitations of any of Consumers' Generation Resources in service at the time, in order to maintain security on Transmission Provider's System. In the event of such a declaration of an Emergency, determinations: (a) that Transmission Provider's System security is in jeopardy, and/or (b) that there is a need to increase or decrease reactive power production, even if real power production is adversely affected, will be made solely by the System Operator or his designated representative. Each Unit operator will honor System Operator's orders and directives concerning said Unit's real power and/or reactive power output within design and operational limitations of the Unit's equipment in service at the time, such that the security of Transmission Provider's System is maintained. Transmission Provider shall restore Transmission Provider's System conditions to normal to alleviate any such Emergency, in accordance with Good Utility Practice. Consumers will be compensated by Transmission Provider for increasing or decreasing the

Execution Copy

real power output of any of its Units as directed by the System Operator to support Transmission Provider's System during an Emergency by the payment of (a) Consumers' Incremental Cost associated with such increase or decrease in real power output or (b) at such other rate filed by Consumers and approved by the Commission. Similarly, if the Transmission Provider requests any of Consumers' Units to provide or absorb reactive power that would be outside of the Unit's Reactive Design Limitations, requiring the Unit's real power output to be reduced to obtain the desired reactive power, Transmission Provider shall compensate Consumers at the real power rate discussed in the preceding sentence, to the extent that the Unit had to reduce real power output to operate within its Reactive Design Limitations, unless otherwise provided in another agreement or tariff on file with the Commission.

5.10 Consumers Voltage Regulation

     Consumers shall have sufficient voltage regulation at each Unit to maintain an acceptable voltage level for the equipment at the Unit during periods of time that the Unit's generation is off line.

5.11 Protection and System Quality

     Consumers shall, at its expense, install, maintain, and operate System Protection Assets, including such protective and regulating devices as are identified by order, rule or regulation of any duly constituted regulatory authority having jurisdiction, or as are otherwise necessary to protect personnel and assets and to minimize deleterious effects to Transmission Provider's electric service operation arising from the Unit. Transmission Provider shall install any such protective or regulating devices that may be required on Transmission Provider's assets in connection with the operation of the Unit at Consumers' expense.

     5.11.1 Requirements for Protection. In compliance with applicable NERC, ECAR and Transmission Provider's requirements, Consumers shall provide, own, and maintain relays, circuit breakers and all other devices necessary to promptly remove any fault contribution of the Unit to any short circuit occurring on Transmission Provider's System not otherwise isolated by Transmission Provider's assets. Such protective assets shall include, without limitation, a disconnecting device or switch with visible blade disconnect and load interrupting capability to be located between the Unit and Transmission Provider's System at an accessible, protected, and satisfactory site selected upon mutual agreement of the Parties. The present integrated system provides for fault clearing at the generation substations. Unit protection may not be able to detect all short circuits, but the Parties agree that no other arrangements shall be required. Consumers shall be responsible for protection of the Unit and Consumers' other associated assets from such conditions as negative sequence currents, over- or under-frequency, sudden load rejection, over- or under-voltage, and generator loss-of-field. Consumers shall be solely responsible for provisions to disconnect the Unit and Consumers' other associated assets when any of the disturbances described above occur on Transmission Provider's System.

     5.11.2 System Power Quality. Consumers' facilities and equipment shall not cause excessive voltage flicker nor introduce excessive distortion to the sinusoidal voltage or current waves. Power output from and input to the Unit shall be in accordance with the power quality

Execution Copy

standards contained in IEEE Standards 141 (voltage flicker) and 519 (harmonics). Consumers' facilities and equipment have been designed and constructed in accordance with then-existing standards so as not to cause excessive voltage excursions nor cause the voltage to drop below or rise above the range maintained by Transmission Provider in the absence of Consumers' facilities and equipment at the time the Unit first went into service.

     5.11.3 Inspection. Subject to the confidentiality provisions set forth in
Article 17, Transmission Provider shall have the right, but shall have no obligation or responsibility to (a) observe Consumers' tests and/or inspection of any of Consumers' protective assets directly connected to Transmission Provider's System or interfacing with Transmission Provider's protective assets,
(b) review the settings of any of Consumers' protective assets; and (c) review Consumers' maintenance records relative to Consumers' protective assets. Transmission Provider may exercise the foregoing rights from time to time as deemed necessary by Transmission Provider upon reasonable notice to Consumers. However, the exercise or non-exercise by Transmission Provider of any of the foregoing rights of observation, review or inspection shall be construed neither as an endorsement or confirmation of any aspect, feature, element, or condition of the Unit or Consumers' protective assets or the operation thereof, nor as a warranty as to the fitness, safety, desirability, or reliability of same.

5.12 Outages, Interruptions, and Disconnection

     5.12.1 Outage Authority and Coordination. In accordance with Good Utility Practice, each Party may, in close cooperation with the other and upon providing notice per Section 20.2, remove from service its assets that may impact the other Party's assets as necessary to perform maintenance or testing or to install or replace assets. Absent the existence or imminence of an Emergency, the Party scheduling a removal of a facility from service will schedule such removal on a date mutually acceptable to both Parties. Further, the Transmission Provider shall use its best efforts to coordinate the scheduling of maintenance on its Interconnection Assets to coincide with Consumers scheduled maintenance on its Units that may be impacted by the Transmission Provider's maintenance.

     5.12.2 Outage Restoration.

          5.12.2.1 Unplanned Outage. In the event of an unplanned outage of a Party's facility that adversely affects the other Party's assets, the Party that owns or controls the facility out of service will use commercially reasonable efforts to promptly restore that facility to service.

          5.12.2.2 Planned Outage. In the event of a planned outage of a Party's facility that adversely affects the other Party's assets, the Party that owns or controls the facility out of service will use commercially reasonable efforts to promptly restore that facility to service and in accordance with its schedule for the work that necessitated the planned outage.

     5.12.3 Interruption. If at any time, in Transmission Provider's reasonable judgment, the continued operation of the Unit would cause an Emergency, Transmission Provider may curtail, interrupt, or reduce energy delivered from the Unit to Transmission Provider's System until the condition which would cause the Emergency is corrected. Transmission Provider

Execution Copy

shall give Consumers as much notice as is reasonably practicable of Transmission Provider's intention to curtail, interrupt, or reduce energy delivery from the Unit in response to a condition that would cause an Emergency and, where practicable, allow suitable time for the Parties to remove or remedy such condition before any such curtailment, interruption, or reduction commences. In the event of any curtailment, interruption, or reduction, Transmission Provider shall promptly confer with Consumers regarding the conditions that gave rise to the curtailment, interruption, or reduction, and Transmission Provider shall give Consumers Transmission Provider's recommendation, if any, concerning the timely correction of such conditions. Transmission Provider shall promptly cease the curtailment, interruption, or reduction of energy delivery when the condition that would cause the Emergency ceases to exist.

     5.12.4 Disconnection.

          5.12.4.1 Disconnection after Agreement Terminates. Upon termination of the Agreement, Transmission Provider may disconnect Consumers' Generation Resources from Transmission Provider's System in accordance with a plan for disconnection upon which the Parties agree.

          5.12.4.2 Disconnection in Event of Emergency. Subject to the provisions of Subsection 5.12.4.3 of this Agreement, Transmission Provider or Consumers shall have the right to disconnect the Unit without notice if, in Transmission Provider's or Consumers' sole opinion, an Emergency exists and immediate disconnection is necessary to protect persons or property from damage or interference caused by Consumers' interconnection or lack of proper or properly operating protective devices. For purposes of this Subsection 5.12.4.2, protective devices may be deemed by Transmission Provider to be not properly operating if Transmission Provider's review under Article 6 of this Agreement has disclosed irregular or otherwise insufficient maintenance on such devices or that maintenance records do not exist or are otherwise insufficient to demonstrate that adequate maintenance has been and is being performed.

          5.12.4.3 Disconnection after Under-frequency Load Shed Event. NERC Planning Criteria require the interconnected transmission system frequency be maintained between 59.95 Hz and 60.05 Hz. In case of an under-frequency system disturbance, Transmission Provider's System is designed to automatically activate a five-tier load shed program. The five load sheds occur at 59.5, 59.3, 59.1, 58.9 and 58.7 Hz, respectively. For those Units that are determined by Transmission Provider to be large enough to impact the Transmission Provider's System security, each such Unit shall be capable of under-frequency operation as specified in Appendix 1 "Isolation of Generating Units" contained in ECAR Document No. 3 - Emergency Operations, or a higher under-frequency set point if already in place upon execution of this Agreement. Upon notice from Consumers and if the Transmission Provider agrees, Consumers may implement a higher under-frequency relay set point if necessary to protect its assets for a particular Unit or Units.

     5.12.5 Continuity of Service. Notwithstanding any other provision of this Agreement, Transmission Provider shall not be obligated to accept, and Transmission Provider may

Execution Copy

require Consumers to curtail, interrupt or reduce deliveries of energy if such delivery of energy impairs Transmission Provider's ability to construct, install, repair, replace or remove any of its equipment or any part to its system or if Transmission Provider determines that curtailment, interruption or reduction is necessary because of Emergencies, forced outages, operating conditions on its system, or any reason otherwise permitted by applicable rules or regulations promulgated by a regulatory agency having jurisdiction over such matters. The Parties shall coordinate, and if necessary negotiate in good faith, the timing of such curtailments, interruptions, reductions or deliveries with respect to maintenance, investigation or inspection of Transmission Provider's assets or system. Consumers reserves all rights under the Federal Power Act and applicable other federal and state laws and regulations to commence a complaint proceeding or other action with the Commission or other Governmental Authority with appropriate jurisdiction over the Parties to enforce the provisions of this Subsection 5.12.5.

     5.12.6 Curtailment Notice. Except in case of Emergency, in order not to interfere unreasonably with the other Party's operations, the curtailing, interrupting or reducing Party shall give the other Party reasonable prior notice of any curtailment, interruption or reduction, the reason for its occurrence, and its probable duration.

5.13 Operating Expenses

     Consumers shall reimburse Transmission Provider for all direct and indirect costs and expenses (including but not limited to telephone circuit charges, property taxes, insurance and assets testing) incurred by Transmission Provider in operating Transmission Provider's Interconnection Assets, to the extent that Transmission Provider is not otherwise recovering such costs and expenses under the Tariff. Such costs and expenses shall be determined by Transmission Provider in accordance with the standard practices and policies followed by Transmission Provider for the performance of work for others in effect at the time such operation work is performed. Payment by Consumers shall be made in accordance with the provisions of Article 12 hereof.

                                    ARTICLE 6
                                   MAINTENANCE

6.1 Transmission Provider's Obligations

     Transmission Provider shall maintain its assets, to the extent they might reasonably be expected to have an impact on the operation of the Unit (a) in a safe and reliable manner in accordance with applicable operational and/or reliability criteria, protocols, and directives (which include those of NERC and ECAR), (b) in accordance with the provisions of the Operating Agreement and (c) in accordance with the provisions of this Agreement.

6.2 Consumers' Obligations

     Consumers shall maintain its assets, to the extent they might reasonably be expected to have an impact on the operation of Transmission Provider's System
(a) in a safe and reliable manner in accordance with applicable operational and/or reliability criteria, protocols, and directives (which include those of NERC and ECAR), (b) in accordance with the

Execution Copy

provisions of the Operating Agreement and (c) in accordance with the provisions of this Agreement.

6.3 Jointly Owned Assets

     Maintenance of Jointly Owned Assets at the electric substations where Interconnection Facilities are located will be under the direction and control of the Party with more than fifty percent (50%) of the major equipment at each such location, unless otherwise agreed by the Parties hereto. Said Party shall maintain the Jointly Owned Assets in a manner consistent with Good Utility Practice and the provisions of Sections 6.1 and 6.2 above, as appropriate. Each Party's respective share of responsibility for the costs of maintenance of Jointly Owned Assets shall be the same percentage as the percentage of major equipment owned by such Party in that substation, as set forth in Exhibit B and its subsequent addendum. For purposes of this Agreement, major equipment is defined as set forth in Section 5.4 hereto. Exhibit B shall be updated with an addendum at least annually by the Transmission Provider, and approved in writing by Consumers, to show all changes in equipment and the effects of such changes on the determination of Jointly Owned Asset percentages. In the case where each Party hereto owns exactly fifty percent (50%) of the major equipment at any specific location, the Transmission Provider shall assume the responsibility for direction and control of the maintenance activities at such location.

6.4 Access Rights

     The Parties shall provide each other such access rights as may be necessary for either Party's performance of their respective maintenance and/or construction obligations under this Agreement; provided that, notwithstanding anything stated herein, a Party performing maintenance and/or construction work within the boundaries of the other Party's assets must abide by the rules applicable to that site.

6.5 Maintenance Expenses

     Consumers shall reimburse Transmission Provider for all direct and indirect costs and expenses (including but not limited to inspection, repair and replacement) incurred by Transmission Provider in maintaining Transmission Provider's Interconnection Assets, to the extent that Transmission Provider is not otherwise recovering such costs and expenses under its Tariff. Such costs and expenses shall be determined by Transmission Provider in accordance with the standard practices and policies followed by Transmission Provider for the performance of work for others in effect at the time such operation work is performed. Payment by Consumers shall be made in accordance with the provisions of Article 12 of this Agreement.

6.6 Coordination

     The Parties agree to confer regularly to coordinate the planning and scheduling of preventative and corrective maintenance. Each Party shall conduct preventive and corrective maintenance activities as planned and scheduled in accordance with this Section 6.5 and the Operating Agreement.

Execution Copy

6.7 Inspections and Testing

     Each Party shall perform routine inspection and testing of its assets in accordance with Good Utility Practice as may be necessary to ensure the continued interconnection of each Unit with Transmission Provider's System in a safe and reliable manner.

6.8 Right to Observe Testing

     Each Party shall, at its own expense, have the right to observe the testing of any of the other Party's assets whose performance may reasonably be expected to affect the reliability of the observing Party's assets. Each Party shall notify the other Party in advance of its performance of tests of its assets, and the other Party may have a representative attend and be present during such testing.

6.9 Secondary Systems

     Each Party agrees to cooperate with the other in the inspection, maintenance, and testing of those Secondary Systems directly affecting the operation of a Party's assets which may reasonably be expected to impact the other Party. Each Party will provide advance notice to the other Party before undertaking any work in these areas, especially in electrical circuits involving circuit breaker trip and close contacts, current transformers, or potential transformers.

6.10 Observation of Deficiencies

     If a Party observes any deficiencies or defects on, or becomes aware of a lack of scheduled maintenance and testing with respect to, the other Party's assets that might reasonably be expected to adversely affect the observing Party's assets, the observing Party shall either (a) provide notice to the other Party that is prompt under the circumstance or (b) deem such observation an Emergency to life or property and immediately disconnect the Unit pursuant to Subsection 5.12.4.2 of this Agreement, and the other Party shall make any corrections required in accordance with Good Utility Practice.

                                    ARTICLE 7
                                   EMERGENCIES

7.1 Obligations

     Each Party agrees to comply with NERC and ECAR Emergency procedures and Transmission Provider and Consumers Emergency procedures, as applicable, with respect to Emergencies.

7.2 Notice

     Transmission Provider shall provide Consumers with oral notification that is prompt under the circumstances of an Emergency that may reasonably be expected to affect

Execution Copy

Consumers' operation of any or all of its Generation Resources, to the extent Transmission Provider is aware of the Emergency. Consumers shall provide Transmission Provider with oral notification that is prompt under the circumstances of an Emergency that may reasonably be expected to affect Transmission Provider's System, to the extent Consumers is aware of the Emergency. In lieu of oral notification described in the preceding two sentences, the Parties may agree in advance to use other electronic notification means. To the extent the Party becoming aware of an Emergency is aware of the facts of the Emergency, such notification shall describe the Emergency, the extent of the damage or deficiency, its anticipated duration, and the corrective action taken and/or to be taken. Any such notification given pursuant to this
Section 7.2 shall be followed as soon as practicable with written notice.

7.3 Immediate Action

     In case of an Emergency, the Party becoming aware of the Emergency may, in accordance with Good Utility Practice, take such action as is reasonable and necessary to prevent, avoid, or mitigate injury, danger, and loss, including disconnection pursuant to Subsection 5.12.4.2 of this Agreement.

7.4 Transmission Provider's Authority

     Transmission Provider may, consistent with Good Utility Practice, take whatever actions with regard to Transmission Provider's System as it may deem necessary during an Emergency in order to (a) preserve public health and safety,
(b) preserve the reliability of Transmission Provider's System, (c) limit or prevent damage and (d) expedite restoration of service. Transmission Provider shall use reasonable efforts to minimize the effect of such actions on the Unit.

7.5 Consumers' Authority

     Consumers may, consistent with Good Utility Practice, take whatever actions with regard to the Unit as it may deem necessary during an Emergency in order to
(a) preserve public health and safety, (b) preserve the reliability of the Unit,
(c) limit or prevent damage and (d) expedite restoration of service. Consumers shall use reasonable efforts to minimize the effect of such actions on Transmission Provider's System.

7.6 Audit Rights

     Each Party shall keep and maintain records of actions taken during an Emergency that may reasonably be expected to impact the other Party's assets and make such records available for third-party independent audit upon the request and expense of the party affected by such action. Any such request for an audit will be no later than twelve (12) months following the action taken.

Execution Copy

                                    ARTICLE 8
                                     SAFETY

8.1 General

     Transmission Provider and Consumers agree that all work performed by either Party that may reasonably be expected to affect the other Party shall be performed in accordance with Good Utility Practice and all applicable laws, regulations, and other requirements pertaining to the safety of persons or property. A Party performing work within the boundaries of the other Party's assets must abide by the safety rules applicable to the site.

8.2 Environmental Releases

     Each Party shall notify the other Party, first orally and then in writing, of the release of any Hazardous Substances or any type of remedial activities, such as asbestos or lead abatement, which may reasonably be expected to affect the other Party, as soon as possible but not later than twenty-four (24) hours after the Party becomes aware of the occurrence, and shall promptly furnish to the other Party copies of any reports filed with any governmental agencies addressing such events.

                                    ARTICLE 9
                                    METERING

9.1 General

     Transmission Provider shall provide, install, own and maintain Metering Assets necessary to meet its obligations under this Agreement. Notwithstanding the foregoing sentence, Consumers, if mutually agreed by the Parties, may provide and install some, or all, of said Metering Assets, as per Transmission Provider's specifications. The Parties agree that, as to all Connection Points in existence as of the effective date of this Agreement, no new Metering Assets or arrangements shall be required. If necessary, Metering Assets shall be either located or adjusted, at Transmission Provider's option, in such manner to account for (a) any transformation or interconnection losses between the location of the meter and the Point of Receipt and (b) any station auxiliary power load of the generating unit. Metering quantities, in analog and/or digital form, shall be provided to Consumers upon request. The Parties also agree that Consumers shall continue to maintain records of the Megawatthour and Megavarhour values collected from existing meters on the generating units and provide the information recorded to Transmission Provider upon request.

9.2 Costs of Administering Metering Assets

     All costs associated with the administration of Metering Assets and the provision of metering data to Consumers shall be born by Consumers. The costs of administration and of providing metering data shall be separately itemized on Transmission Provider's invoices to Consumers pursuant to Article 12 of this Agreement. All costs associated with changes to Metering Assets requested by Consumers, shall be borne by Consumers and shall be invoiced pursuant to Article 12 of this Agreement.

Execution Copy

9.3 Testing of Metering Assets

     Transmission Provider shall, at Consumers' expense, inspect and test all Metering Assets not less than once every year, unless an extension of the testing cycle is agreed upon by the Parties. If requested to do so by Consumers and at Consumers' expense, Transmission Provider shall inspect or test Metering Assets more frequently. Transmission Provider shall give reasonable notice of the time when any inspection or test shall take place and Consumers may have representatives present at the test or inspection. If Metering Assets is found to be inaccurate or defective, it shall be adjusted, repaired or replaced at Consumers' expense, in order to provide accurate metering. If Metering Assets fails to register, or if the measurement made by Metering Assets during a test varies by more than two percent (2%) from the measurement made by the standard Metering Assets used in the test, adjustment shall be made correcting all measurements made by the inaccurate Metering Assets for (a) the actual period during which inaccurate measurements were made, if the period can be determined, or (b) a period equal to one-half of the elapsed time since the last test of the Metering Assets.

9.4 Metering Data

     9.4.1 When the Metering Assets location is not at the Point of Receipt, Metering Assets readings shall be adjusted to account for appropriate transformer and line losses, and when applicable, the station auxiliary power load of the Unit.

     9.4.2 At Consumers' expense, all metered data shall be telemetered to one or more locations designated by Transmission Provider and one or more locations designated by Consumers.

9.5 Communications

     9.5.1 At Consumers' expense, Consumers shall maintain satisfactory operating communications with System Operator or representative, as designated by Transmission Provider. Consumers has provided standard voice and facsimile communications in the control room of each of its Units through use of the public telephone system. Consumers has also provided a 4-wire, full duplex data circuit (or circuits) operating at a minimum of 9600 baud, or at other baud rates as reasonably specified by Transmission Provider. The data circuit(s) extend from each Consumers' Unit to a location, or locations, specified by Transmission Provider. Any required maintenance of such communications assets shall be performed at Consumers' expense, and may be performed by Consumers or by Transmission Provider. Operational communications shall be activated and maintained under, but not be limited to, the following events: system paralleling or separation, scheduled and unscheduled shutdowns, equipment clearances, and hourly and daily load data exchanges. To the extent required by applicable rules and regulations, Consumers shall (a) request permission from the System Operator prior to opening or closing circuit breakers that affect Transmission Provider's System, (b) carry out switching orders from the System Operator in a timely manner and (c) keep the System Operator advised of the Unit's operational capabilities as required for reliable operation of the Transmission Provider's System.

     9.5.2 For all Units 1 MW or larger, a Remote Terminal Unit ("RTU"), or equivalent data collection and transfer equipment acceptable to both Parties, has been installed to gather

Execution Copy

accumulated and instantaneous data to be telemetered to a location, or locations, designated by Transmission Provider through use of dedicated point-to-point data circuits as indicated in Subsection 9.5.1 of this Agreement. Instantaneous bi-directional analog real power and reactive power flow information, circuit breaker status information, instantaneous analog voltage information, metering information, and disturbance monitoring information, as determined by Transmission Provider, must be telemetered directly to the location, or locations, specified by Transmission Provider.

                                   ARTICLE 10
                                 FORCE MAJEURE

     10.1 An event of Force Majeure means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or assets, any curtailment, order, regulation or restriction imposed by governmental military or lawfully established civilian authorities, or any other cause beyond a Party's reasonable control. A Force Majeure event does not include an act of negligence or intentional wrongdoing.

     10.2 If either Party is rendered unable, wholly or in part, by Force Majeure, to carry out its obligations under this Agreement, then, during the continuance of such inability, the obligation of such Party shall be suspended except that Consumers' obligation under Section 5.11 of this Agreement to provide protection while operating in parallel with Transmission Provider's System shall not be suspended. The Party relying on Force Majeure shall give written notice of Force Majeure to the other Party as soon as practicable after such event occurs. Upon the conclusion of Force Majeure, the Party heretofore relying on Force Majeure shall, with all reasonable dispatch, take all necessary steps to resume the obligation previously suspended.

     10.3 Any Party's obligation to make payments already owing shall not be suspended by Force Majeure.

                                   ARTICLE 11
                              INFORMATION REPORTING

     Each Party shall, in accordance with Good Utility Practice, promptly provide to the other Party all relevant information, documents, or data regarding the Party's assets which may reasonably be expected to pertain to the reliability of the other Party's assets and/or which has been reasonably requested by the other Party.

                                   ARTICLE 12
                         PAYMENTS AND BILLING PROCEDURES

12.1 Invoices

     Any invoices for reimbursable services provided to the other Party under this Agreement during the preceding month shall be prepared within a reasonable time after the

Execution Copy

first day of each month. Each invoice shall delineate the month in which services were provided, shall fully describe the services rendered and shall be itemized to reflect the services performed or provided. The invoice shall be paid so that the other Party will receive the funds by the 20th day following the date of such invoice, or the first business day thereafter if the payment date falls on other than a business day. All payments shall be made in immediately available funds payable to the other Party, or by wire transfer to a bank named by the Party being paid, provided that payments expressly required by this Agreement to be mailed shall be mailed in accordance with Section 12.2.

12.2 Payments to Transmission Provider

     Any payments to be made by Consumers under this Agreement shall be made to Transmission Provider at the following address:

          Michigan Electric Transmission Company
          540 Avis Drive, Suite H
          Ann Arbor, MI 48108
          Attn: Business Services Manager

     Any payments to be made by Transmission Provider under this Agreement shall be made to Consumers at the following address:

          Consumers Energy Company
          212 West Michigan Avenue
          Jackson, Michigan 49201-2236
          Attention: Treasurer

     The Parties shall provide the names of appropriate contact personnel, as are set forth in this Agreement or otherwise, to each other after this Agreement is executed and shall keep said listing of names up to date.

12.3 Interest Charges

     Interest on any unpaid amounts shall be calculated in accordance with the methodology specified for interest on refunds in the Commission's regulations at 18 CFR. Section 35.19 (a)(2)(iii). Interest on delinquent amounts shall be calculated from the due date of the invoice to the date of payment. When payments are made by mail, invoices shall be considered as having been paid on the date of receipt by Transmission Provider or Consumers, as the case may be.

12.4 Disputes

     In the event of a billing dispute between Transmission Provider and Consumers, each Party shall continue to provide services and pay all invoiced amounts not in dispute. While the dispute is being resolved, the Parties shall continue to provide services and pay all invoiced amounts not in dispute. Following resolution of the dispute, the prevailing Party shall be entitled to receive the disputed amount, as finally determined to be payable, along with

Execution Copy

interest accrued through the date on which payment is made at the interest rate pursuant to Section 13.3. Payment shall be due within ten (10) days of resolution.

                                   ARTICLE 13
                                   ASSIGNMENT

13.1 This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto. This Agreement shall not be transferred or otherwise alienated by either Party without the other Party's prior written consent, which consent shall not unreasonably be withheld, provided that any assignee shall expressly assume assignor's obligations hereunder and, unless expressly agreed to by the other Party, no assignment shall relieve the assignor of its obligations hereunder in the event its assignee fails to perform. Any attempted assignment, transfer or other alienation without such consent shall be void and not merely voidable.

13.2 Notwithstanding the above, the Transmission Provider shall be permitted to assign or otherwise transfer this Agreement, or its rights, duties and obligations hereunder, in whole or in part, by operation of law or otherwise, without the prior written consent of Consumers, to (a) any Regional Transmission Organization or Independent Transmission Company or (b) any successor to or transferee of the direct or indirect ownership or operation of all or part of the transmission system to which the Generation Resources are connected. Upon the assumption by any such permitted assignee of the assigning Transmission Provider's rights, duties and obligations hereunder, the assigning Transmission Provider shall be released and discharged therefrom to the extent provided in the assignment agreement.

13.3 Notwithstanding the above, Consumers may assign this Agreement to a bank pursuant to the terms of an Assignment and Security Agreement without the prior written consent of Transmission Provider provided that such assignment shall not be effective as to Transmission Provider until it receives a fully executed copy thereof.

                                   ARTICLE 14
                             INDEMNITY AND INSURANCE

14.1 Indemnity

     Each Party shall at all times assume all liability for, and shall indemnify and save the other Party harmless from any and all damages, losses, claims, demands, suits, recoveries, costs, legal fees, expenses for injury to or death of any person or persons whomsoever, or for any loss, destruction of or damage to any property of third persons, firms, corporations or other entities that occurs on its own system and that arises out of or results from, either directly or indirectly, its own assets or assets controlled by it, unless caused by the sole negligence, or intentional wrongdoing, of the other Party.

Execution Copy

14.2 Insurance

     14.2.1 The Parties agree to maintain, at their own cost and expense, the following insurance coverages for the life of this Agreement in the manner and amounts, at a minimum, as set forth below:

     (a) Workers' Compensation Insurance in accordance with all applicable State, Federal, and Maritime Law.

     (b) Employer's Liability insurance in the amount of $1,000,000 per accident.

     (c) Commercial General Liability or Excess Liability Insurance in the amount of $25,000,000 per occurrence.

     (d) Automobile Liability Insurance for all owned, non-owned, and hired vehicles in the amount of $5,000,000 each accident.

     14.2.2 A Party may, at its option, [A] be an approved self-insurer by the State of Michigan for the insurances required in 1.(a) and (d); and [B] maintain such deductibles and/or retentions under the insurance required in 1.(b) and (c) as is maintained by other similarly situated companies engaged in a similar business. The Parties agree that all amounts of self-insurance, retentions and/or deductibles are the responsibility of, and shall be borne by, the Party whom makes such an election.

     14.2.3 Within fifteen (15) days of the Effective Date and thereafter when requested, in writing, but not more than once every 12 months, during the term of this Agreement (including any extensions) each Party shall provide to the other Party properly executed and current certificates of insurance or evidence of approved self-insurance status with respect to all insurance required to be maintained by such Party under this Agreement. Certificates of insurance shall provide the following information:

     (a)  Name of insurance company, policy number and expiration date.

     (b) The coverage maintained and the limits on each, including the amount of deductibles or retentions, which shall be for the account of the Party maintaining such policy.

     (c) The insurance company shall endeavor to provide thirty (30) days prior written notice of cancellation to the certificate holder.


                                   ARTICLE 15
                             LIMITATION ON LIABILITY

     NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES SUCH AS, BUT NOT LIMITED TO, LOST PROFITS, REVENUE OR GOOD WILL, INTEREST, LOSS BY REASON OF SHUTDOWN OR NON-OPERATION OF EQUIPMENT OR MACHINERY, INCREASED EXPENSE OF OPERATION OF EQUIPMENT OR MACHINERY,

Execution Copy

COST OF PURCHASED OR REPLACEMENT POWER OR SERVICES OR CLAIMS BY CUSTOMERS, WHETHER SUCH LOSS IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

                                   ARTICLE 16
                            BREACH, CURE AND DEFAULT

16.1 General

     A breach of this Agreement ("Breach") shall occur upon the failure by a Party to perform or observe any material term or condition of this Agreement. Default of this Agreement ("Default") shall occur upon the failure of a Party in Breach of this Agreement to cure such Breach in accordance with the provisions of Section 16.4 of this Agreement.

16.2 Events of Breach

     A Breach of this Agreement shall include:

     16.2.1 The failure to pay any amount when due;

     16.2.2 The failure to comply with any material term or condition of this Agreement, including but not limited to any material Breach of a representation, warranty or covenant made in this Agreement;

     16.2.3 If a Party: (a) becomes insolvent; (b) files a voluntary petition in bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law; (c) makes a general assignment for the benefit of its creditors or (d) consents to the appointment of a receiver, trustee or liquidator;

     16.2.4 Assignment of this Agreement in a manner inconsistent with the terms of this Agreement;

     16.2.5 Failure of either Party to provide such access rights, or a Party's attempt to revoke or terminate such access rights, as provided under this Agreement; or

     16.2.6 Failure of either Party to provide information or data to the other Party as required under this Agreement, provided the Party entitled to the information or data under this Agreement requires such information or data to satisfy its obligations under this Agreement.

16.3 Continued Operation

     In the event of a Breach or Default by either Party, the Parties shall continue to operate and maintain, as applicable, such DC power systems, protection and Metering Assets, Telemetering Assets, SCADA equipment, transformers, Secondary Systems, communications assets, building assets, software, documentation, structural components, and other assets and appurtenances that are reasonably necessary for Transmission Provider to operate and

Execution Copy

maintain Transmission Provider's System and for Consumers to operate and maintain the Unit, in a safe and reliable manner.

16.4 Cure and Default

     Upon the occurrence of an event of Breach, the Party not in Breach (hereinafter the "Non-Breaching Party"), when it becomes aware of the Breach, shall give written notice of the Breach to the Breaching Party and to any other person a Party to this Agreement identifies in writing to the other Party in advance. Such notice shall set forth, in reasonable detail, the nature of the Breach, and where known and applicable, the steps necessary to cure such Breach. Upon receiving written notice of the Breach hereunder, the Breaching Party shall have thirty (30) days to cure such Breach. If the Breach is such that it cannot be cured within thirty (30) days, the Breaching Party will commence in good faith all steps as are reasonable and appropriate to cure the Breach within such thirty (30) day time period and thereafter diligently pursue such action to completion. In the event the Breaching Party fails to cure the Breach, or to commence reasonable and appropriate steps to cure the Breach, within thirty (30) days of becoming aware of the Breach; the Breaching Party will be in Default of the Agreement.

16.5 Right to Compel Performance

     Notwithstanding the foregoing, upon the occurrence of an event of Default, the non-Defaulting Party shall be entitled to: (a) commence an action to require the Defaulting Party to remedy such Default and specifically perform its duties and obligations hereunder in accordance with the terms and conditions hereof and
(b) exercise such other rights and remedies as it may have in equity or at law.

                                   ARTICLE 17
                                 CONFIDENTIALITY

17.1 All information regarding a Party (the "Disclosing Party") that is furnished directly or indirectly to the other Party (the "Recipient") pursuant to this Agreement and marked "Confidential" shall be deemed "Confidential Information". Notwithstanding the foregoing, Confidential Information does not include information that (i) is rightfully received by Recipient from a third party having an obligation of confidence to the Disclosing Party, (ii) is or becomes in the public domain through no action on Recipient's part in violation of this Agreement, (iii) is already known by Recipient as of the date hereof, or
(iv) is developed by Recipient independent of any Confidential Information of the Disclosing Party. Information that is specific as to certain data shall not be deemed to be in the public domain merely because such information is embraced by more general disclosure in the public domain.

     17.1.1 Recipient shall keep all Confidential Information strictly confidential and not disclose any Confidential Information to any third party for a period of two (2) years from the date the Confidential Information was received by Recipient, except as otherwise provided herein.

     17.1.2 Recipient may disclose the Confidential Information to its affiliates and its affiliates' respective directors, officers, employees, consultants, advisors, and agents who

Execution Copy

need to know the Confidential Information for the purpose of assisting Recipient with respect to its obligations under this Agreement. Recipient shall inform all such parties, in advance, of the confidential nature of the Confidential Information. Recipient shall cause such parties to comply with the requirements of this Agreement and shall be responsible for the actions, uses, and disclosures of all such parties.

     17.1.3 If Recipient becomes legally compelled or required to disclose any of the Confidential Information (including, without limitation, pursuant to the policies, methods, and procedures of the FERC, including the OASIS Standards of Conduct, or other Regulatory Authority), Recipient will provide the Disclosing Party with prompt written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy. Recipient will furnish only that portion of the Confidential Information which its counsel considers legally required, and Recipient will cooperate, at the Disclosing Party's expense, with the Disclosing Party's counsel to enable the Disclosing Party to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. It is further agreed that, if, in the absence of a protective order, Recipient is nonetheless required to disclose any Confidential Information, Recipient will furnish only that portion of the Confidential Information which its counsel considers legally required.

                                   ARTICLE 18
                                  AUDIT RIGHTS

     Subject to the requirements of confidentiality under Article 17 of this Agreement, either Party shall have the right, during normal business hours, and upon prior reasonable notice to the other Party, to audit each other's accounts and records pertaining to either Party's performance and/or satisfaction of obligations arising under this Agreement. Said audit shall be performed at the offices where such accounts and records are maintained and shall be limited to those portions of such accounts and records that relate to obligations under this Agreement.

                                   ARTICLE 19
                                    DISPUTES

     The Dispute Resolution Procedures set forth in Section 12 of the Tariff shall apply to all disputes arising under this Agreement. Under said Dispute Resolution Procedures, the Transmission Provider shall be Transmission Provider, the Transmission Customer shall be Consumers, and the Tariff shall mean this Agreement,

                                   ARTICLE 20
                                     NOTICES

20.1 Any notice, demand or request required or permitted to be given by either Party to the other and any instrument required or permitted to be tendered or delivered by either Party to the other may be so given, tendered or delivered, as the case may be, by depositing the same in any United States Post Office with postage prepaid, for transmission by certified or

Execution Copy

registered mail, addressed to the Party, or personally delivered to the Party, at the address set out below:

     To Transmission Provider:

     Michigan Electric Transmission Company
     540 Avis Drive, Suite H
     Ann Arbor, MI 48108
     Attn: Executive Vice President and Chief Operating Officer

     To Consumers:

     Consumers Energy Company
     212 West Michigan Avenue
     Jackson, Michigan 49201-2236
     Attention: Mr. Robert A Fenech, Senior Vice President

20.2 Transmission Provider and Consumers shall use standard telephone circuits as the primary communication link for generation dispatch communications, including with respect to dispatching energy in the event of an Emergency and declaring unit capability. The Parties shall provide the names and telephone numbers of appropriate contact personnel, as are set forth in this Agreement or otherwise, to each other after this Agreement is executed and shall keep said listing of names and telephone numbers up to date.

                                   ARTICLE 21
                                 MISCELLANEOUS

21.1 Amendments

     This Agreement may be amended by and only by a written instrument duly executed by both of the Parties hereto. No change or modification as to any of the provisions hereof shall be binding on either Party unless approved in writing and approved by the duly authorized officers of the Parties. Notwithstanding the foregoing, nothing contained herein shall be construed as affecting in any way the right of Transmission Provider or Consumers to unilaterally make application to the Commission for a change in rates, terms or conditions of service under Sections 205 and 206 of the Federal Power Act and pursuant to the Commission's Rules and Regulations promulgated thereunder. Transmission Provider reserves the right to file rate schedules with the Commission concerning any services Transmission Provider deems necessary for reliable and orderly bulk power system management, including but not limited to any standby or related services that may arise from a failure by Consumers to meet its schedule of deliveries across the assets covered by this Agreement.

21.2 Binding Effect

     This Agreement and the rights and obligations hereof, shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties hereto.

Execution Copy

21.3 Counterparts

     This Agreement may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument.

21.4 Entire Agreement

     This Agreement constitutes the entire agreement between the Parties hereto with reference to the subject matter hereof and its execution superseded all previous agreements, discussions, communications and correspondence with respect to said subject matter. The terms and conditions of this Agreement and every Exhibit referred to herein shall be amended, as mutually agreed to by the Parties, to comply with changes or alterations made necessary by a valid applicable order of any governmental regulatory authority, or any court, having jurisdiction hereof.

21.5 Governing Law

     The validity, interpretation and performance of this Agreement and each of its provisions shall be governed by the applicable laws of the State of Michigan, exclusive of its conflict of laws principles.

21.6 Headings Not To Affect Meaning

     The descriptive headings of the various Articles and Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms and provisions hereof.

21.7 Waivers

     Any waiver at any time by either Party of its rights with respect to a default under this Agreement, or with respect to any other matters arising in connection with this Agreement, shall not be deemed a waiver or continuing waiver with respect to any subsequent default or other matter.

Execution Copy

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

                                        MICHIGAN ELECTRIC TRANSMISSION COMPANY


                                        By  /s/ Dennis DaPra
                                           -------------------------------------
                                        Title  Vice President
                                              ----------------------------------


                                        CONSUMERS ENERGY COMPANY


                                        By  /s/ John Russell
                                           -------------------------------------
                                        Title  President
                                              ----------------------------------

Execution Copy

                   EXHIBIT A - CONSUMERS GENERATION RESOURCES

                        SUMMER       WINTER
                          NET          NET                                             AGC
           NAMEPLATE DEMONSTRATED DEMONSTRATED                                        RAMP  BLACK
GENERATING   RATED        MW           MW                                       AGC    MW/  START     SYNCH
UNIT        MVA (1)   CAPABILITY   CAPABILITY  KILOVOLTS  RPM      COOLING    CAPABLE  MIN CAPABLE  BREAKER(S)        COMMENTS
---------- --------- ------------ ------------ --------- ----- -------------- ------- ---- ------- ----------- ---------------------
Campbell 1     312.0        260.0        260.0      16.0 3,600 Hydrogen         Yes     1     No       199

Campbell 2     492.0        355.0        360.0      20.0 3,600 Water/Hydrogen   Yes     1     No       299

Campbell 3   1,025.0        820.0        820.0      18.0 3,600 Water/Hydrogen   Yes     3     No    32R8/32H9  The MW ratings shown
                                                                                                               are acceptable to
                                                                                                               both Michigan
                                                                                                               Electric Transmission
                                                                                                               Company and Consumers
                                                                                                               Energy Company,
                                                                                                               recognizing that
                                                                                                               other system changes
                                                                                                               may be required that
                                                                                                               will be determined
                                                                                                               when transmission
                                                                                                               system planning
                                                                                                               studies currently
                                                                                                               being conducted are
                                                                                                               concluded.

Campbell A      21.9         13.0         17.0      13.8 3,600 Air               No     0    Yes       C16

Cobb 1          81.2         61.0         61.0      14.4 3,600 Hydrogen          No     0     No       199     Cobb 1-3 are capable
                                                                                                               of 68 MW each except
                                                                                                               that with 3 units
                                                                                                               running the combined
                                                                                                               output is boiler
                                                                                                               limited to 183 MW.

Cobb 2          81.2         61.0         61.0      14.4 3,600 Hydrogen          No     0     No       299     Cobb 1-3 are capable
                                                                                                               of 68 MW each except
                                                                                                               that with 3 units
                                                                                                               running the combined
                                                                                                               output is boiler
                                                                                                               limited to 183 MW.

Cobb 3          81.2         61.0         61.0      14.4 3,600 Hydrogen          No     0     No       399     Cobb 1-3 are capable
                                                                                                               of 68 MW each except
                                                                                                               that with 3 units
                                                                                                               running the combined
                                                                                                               output is boiler
                                                                                                               limited to 183 MW.

Cobb 4         184.0        158.0        160.0      18.0 3,600 Hydrogen         Yes     1     No       499

Cobb 5         184.0        158.0        160.0      18.0 3,600 Hydrogen         Yes     1     No       599

Gaylord 1       18.8         14.0         17.0      13.8 3,600 Air               No     0    Yes       116

Gaylord 2       18.8         14.0         17.0      13.8 3,600 Air               No     0    Yes       216

Gaylord 3       18.8         14.0         17.0      13.8 3,600 Air               No     0    Yes       316

Gaylord 4       18.8         14.0         17.0      13.8 3,600 Air               No     0    Yes       416

Gaylord 5       21.9         14.0         17.0      13.8 3,600 Air               No     0     No       516

Karn 1         336.0        255.0        255.0      16.0 3,600 Hydrogen          No     0     No       199

Karn 2         320.0        260.0        260.0      16.0 3,600 Hydrogen          No     0     No       299

Karn 3         814.7        638.0        638.0      26.0 3,600 Water/Hydrogen   Yes     6     No    28R8/28H9

Karn 4         835.0        638.0        638.0      26.0 3,600 Water/Hydrogen   Yes     6     No    32F7/32H9

Ludington
1 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9   No (2)     116     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Ludington
2 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9    Yes       216     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Ludington
3 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9    Yes       316     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Execution Copy

                   EXHIBIT A - CONSUMERS GENERATION RESOURCES

                        SUMMER       WINTER
                          NET          NET                                             AGC
           NAMEPLATE DEMONSTRATED DEMONSTRATED                                        RAMP  BLACK
GENERATING   RATED        MW           MW                                       AGC    MW/  START     SYNCH
UNIT        MVA (1)   CAPABILITY   CAPABILITY  KILOVOLTS  RPM      COOLING    CAPABLE  MIN CAPABLE  BREAKER(S)        COMMENTS
---------- --------- ------------ ------------ --------- ----- -------------- ------- ---- ------- ----------- ---------------------
Ludington
4 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9   No (2)     416     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Ludington
5 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9    Yes       516     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Ludington
6 (gen)        388.0        312.0        312.0      20.0 112.5 Air              Yes     9   No (2)     616     NDC is 312 MW but can
                                                                                                               operate at 340 MWg
                                                                                                               (338 MW net) at full
                                                                                                               pond.

Morrow A        20.7         14.0         17.0      13.8 3,600 Air               No     0    Yes       A16

Morrow B        20.7         14.0         17.0      13.8 3,600 Air               No     0    Yes       B16

Palisades
Nuclear        955.0        784.0        820.0      22.0 1,800 Hydrogen          No     0     No    25F7/25H9  Rating is based upon
                                                                                                               operating license
                                                                                                               issued by the Nuclear
                                                                                                               Regulatory
                                                                                                               Commission.

Straits 1       25.0         16.0         21.0      13.8 3,600 Air               No     0    Yes       S16

Thetford 1      39.5         30.0         37.0      13.8 3,600 Air               No     0    Yes       116

Thetford 2      39.5         29.0         37.0      13.8 3,600 Air               No     0    Yes       216

Thetford 3      39.5         30.0         37.0      13.8 3,600 Air               No     0    Yes       316

Thetford 4      39.5         30.0         37.0      13.8 3,600 Air               No     0    Yes       416

Thetford 5      20.7         15.0         17.0      13.8 3,600 Air               No     0    Yes       516

Thetford 6      20.7         15.0         17.0      13.8 3,600 Air               No     0    Yes       616

Thetford 7      20.7         14.0         17.0      13.8 3,600 Air               No     0    Yes       716

Thetford 8      20.7         15.0         18.0      13.8 3,600 Air               No     0    Yes       816

Thetford 9      20.7         14.0         17.0      13.8 3,600 Air               No     0    Yes       916

Weadock 7      202.0        155.0        155.0      18.0 3,600 Hydrogen         Yes     1     No       799

Weadock 8      184.0        155.0        155.0      18.0 3,600 Hydrogen         Yes     1     No       899

Weadock A       21.9         13.0         17.0      13.8 3,600 Air               No     0    Yes       A16

Whiting 1      125.0        102.0        102.0      14.4 3,600 Hydrogen         Yes     1     No       199

Whiting 2      125.0        102.0        102.0      14.4 3,600 Hydrogen         Yes     1     No       299

Whiting 3      156.3        122.0        124.0      15.5 3,600 Hydrogen         Yes     1     No       399

Whiting A       21.9         13.0         17.0      13.8 3,600 Air               No     0    Yes       46A

Alcona
Hydro 1          4.4          4.0          4.0       5.0    90 Air               NA    NA    Yes     116/166

Alcona
Hydro 2          4.4          4.0          4.0       5.0    90 Air               NA    NA    Yes     216/166

Allegan
Hydro 1          0.6          0.4          0.4       4.8   180 Air               NA    NA    Yes     116/166

Allegan
Hydro 2          1.1          0.9          0.9       4.8   120 Air               NA    NA    Yes     216/166

Allegan
Hydro 3          1.5          1.2          1.2       4.8   113 Air               NA    NA     No     316/166

Cooke
Hydro 1          3.3          1.5          1.5       2.5   180 Air               NA    NA    Yes     116/166

Cooke
Hydro 2          3.3          3.0          3.0       2.5   180 Air               NA    NA    Yes     216/166

Cooke
Hydro 3          3.3          3.0          3.0       2.5   180 Air               NA    NA    Yes     316/166

Croton
Hydro 1          3.8          2.9          2.9       7.2   225 Air               NA    NA    Yes     116/246

Croton
Hydro 2          3.8          2.9          2.9       7.2   225 Air               NA    NA    Yes     216/246

Execution Copy

                   EXHIBIT A - CONSUMERS GENERATION RESOURCES

                        SUMMER       WINTER
                          NET          NET                                             AGC
           NAMEPLATE DEMONSTRATED DEMONSTRATED                                        RAMP  BLACK
GENERATING   RATED        MW           MW                                       AGC    MW/  START     SYNCH
UNIT        MVA (1)   CAPABILITY   CAPABILITY  KILOVOLTS  RPM      COOLING    CAPABLE  MIN CAPABLE  BREAKER(S)        COMMENTS
---------- --------- ------------ ------------ --------- ----- -------------- ------- ---- ------- ----------- ---------------------
Croton
Hydro 3          1.4          1.3          1.3       7.2   150 Air               NA    NA    Yes     316/246

Croton
Hydro 4          1.6          1.3          1.3       7.2   150 Air               NA    NA    Yes     416/246

Five
Channels 1       3.3          3.2          3.2       2.5   150 Air               NA    NA    Yes     116/166

Five
Channels 2       3.3          3.2          3.2       2.5   150 Air               NA    NA    Yes     216/166

Foote
Hydro 1          3.3          3.3          3.3       5.0    90 Air               NA    NA    Yes     116/366

Foote
Hydro 2          3.3          3.3          3.3       5.0    90 Air               NA    NA    Yes     216/366

Foote
Hydro 3          3.3          3.3          3.3       5.0    90 Air               NA    NA    Yes     316/366

Hardy
Hydro 1         12.5         10.8         10.8       7.5   164 Air               NA    NA    Yes     116/166

Hardy
Hydro 2         12.5         10.8         10.8       7.5   164 Air               NA    NA    Yes     216/166

Hardy
Hydro 3         12.5         10.8         10.8       7.5   164 Air               NA    NA    Yes     316/166

Hodenpyl
Hydro 1          8.9          9.2          9.2       7.5   120 Air               NA    NA    Yes     116/266

Hodenpyl
Hydro 2          8.9          9.2          9.2       7.5   120 Air               NA    NA    Yes     216/266

Loud
Hydro 1          2.2          2.2          2.2       2.5   120 Air               NA    NA    Yes     116/266

Loud
Hydro 2          2.2          2.2          2.2       2.5   120 Air               NA    NA    Yes     216/266

Mio
Hydro 1          2.7          2.2          2.2       2.5    80 Air               NA    NA    Yes     116/166

Mio
Hydro 2          2.7          2.2          2.2       2.5    80 Air               NA    NA    Yes     216/166

Rogers
Hydro 1          1.9          1.5          1.5       7.5   150 Air               NA    NA    Yes     116/166

Rogers
Hydro 2          1.9          1.5          1.5       7.5   150 Air               NA    NA    Yes     216/166

Rogers
Hydro 3          1.9          1.5          1.5       7.5   150 Air               NA    NA    Yes     316/166

Rogers
Hydro 4          1.9          1.5          1.5       7.5   150 Air               NA    NA    Yes     416/166

Tippy
Hydro 1          7.1          7.0          7.0       7.5   109 Air               NA    NA    Yes   116/266/126

Tippy
Hydro 2          7.1          7.0          7.0       7.5   109 Air               NA    NA    Yes   216/266/126

Tippy
Hydro 3          7.1          7.0          7.0       7.5   109 Air               NA    NA    Yes   316/266/126

Webber
Hydro 1          3.3          2.3          2.3       7.2   164 Air               NA    NA    Yes     116/166

Webber
Hydro 2          1.3          1.0          1.0       2.5   200 Air               NA    NA    Yes       216

NOTES:

(1) Rated MVA represents generator machine capability limits. Turbine or main transformer limits may be more restrictive.

(2) Ludington units 1, 4 and 6 need to have one of the the other units on line before they can be started.

Execution Copy

                       EXHIBIT B - INTERCONNECTION ASSETS

GENERAL

The Parties agree that certain assets located at each of the electrical Substations at which Consumers' Generation Resources are connected to Transmission Provider's Transmission System are an integral part of the assets required by the Parties to provide services under their respective charters and that the physical partition would be impossible, impractical and wholly inconsistent with the purposes for which this Agreement is made. Said assets are deemed to be Jointly Owned Assets. In general, said assets include, but in some of the electrical Substations shall not be limited to, the following:

Foundations      All foundations not identified as belonging to a specific
                 piece of assets in the Plant Accounting Records.

Structures       All steel support structures.

Station wiring   All buswork, control cables, batteries, battery chargers
                 and ground grids.

Fencing All chain-link fencing surrounding or used within the specific electrical Substation.

Control house    Any building located within the Substation used to house
                 relaying, controls or telemetry equipment beneficial to and used by both Parties.

Stone All stone used in the Substation yards, driveways and drains.

At each of the substations listed in this Exhibit B, an allocated percentage of the Jointly Owned Assets is determined for each Party hereto, in accordance with the provisions of this Agreement

For each of the electrical Substations at which Consumers' Generation Resources are connected to Transmission Provider's Transmission System, the specific assets allocated to and owned by Consumers are identified below as Consumers' Interconnection Assets. In certain 345 kV Substations, specific breakers and associated assets that have been designated for operation by Consumers are also specifically identified as Transmission Provider's Interconnection Assets.

Some of the electrical Substations containing Interconnection Assets also contain Distribution System assets owned by Consumers. Unless said Distribution System assets are directly involved in the connection of Consumers' Generation Resources to the Transmission Provider's Transmission System, they are not described in the description of assets that follow.

The balance of the assets in each electrical Substation are allocated to and owned by the Transmission Provider and considered a part of Transmission Provider's Transmission System.

To assist in the identification of the assets being listed, a wiring diagram for each of the electrical Substations at which Consumers' Generation Resources are connected to Transmission Provider's Transmission System is also included in this Exhibit B.

Execution Copy

GENERATOR CONNECTIONS LOCATED AT SUBSTATIONS IN THE TRANSMISSION SYSTEM

CAMPBELL GENERATING PLANT COMPLEX

NOTE: The Michigan Public Power Agency has a 4.8% ownership interest in the Campbell 345 kV Substation circuit breakers 32H9, 32R8 and the electrical equipment associated therewith, the Campbell 138 kV Substation circuit breaker 899, 138 kV buswork and electrical equipment associated therewith, the 138 kV start-up power supply circuit for Unit 3 and the 345 kV transmission line between the Unit 3 main power transformers and the Campbell 345 kV Substation.

The Campbell Generating Plant Complex consists of four generating Units, known as Unit 1 (consisting of generators 1A and 1B), Unit 2, Unit 3 and Unit A.

The Connection Point for Units 1, 2 and A are in the Campbell 138 kV Substation (see Wiring Diagram #93, Sheet 31 attached). The Connection Point for Unit 3 is in the Campbell 345 kV Substation (see Wiring Diagram #883, Sheet 31 attached).

The Points of Receipt for all the Units in the Campbell Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers and other third parties, as noted above, share ownership of the following assets at the Campbell 138 kV Substation (Wiring Diagram #93, Sheet
31):

Transformer Bank      No A

Circuit Breakers      Nos. 199, 299, 799, 899 and 16A

Switches              Nos. 195, 196, 295, 296, 709, 793, 795, 796, 809, 893,
                      895, 896 and 99A

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to the main or transfer buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Circuit Breakers identified above

Consumers and other third parties, as noted above, share ownership of the following assets at the Campbell 345 kV Substation (Wiring Diagram #883, Sheet
31):

Circuit Connections   All conductors electrically connecting the 345 kV
                      Transformer Banks Nos 3-1 and 3-2 to the buswork in the Campbell 345 kV Substation

Execution Copy

Transmission Provider's Interconnection Assets

Transmission Provider and other third parties, as noted above, share ownership of the following assets at the Campbell 345 kV Substation (Wiring Diagram #883, Sheet 31):

Circuit Breakers      Nos. 32H9 and 32R8

Switches              Nos. 32H5, 32H6, 32R2 and 32R4

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to adjacent buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Circuit Breakers identified above

Jointly Owned Assets - Percentage Split by Major Equipment Count

Campbell 138 kV Substation - Consumers (generation) = 43.15%;
                             Consumers (distribution) = 0.00%;
                             Transmission Provider = 56.25%;
                             Third Parties = 0.60%

Campbell 345 kV Substation - Consumers (generation) = 0.00%;
                             Consumers (distribution) = 0.00%;
                             Transmission Provider = 97.60%;
                             Third Parties = 2.40%

Execution Copy

NOTE: WIRING DIAGRAMS NO. 93 AND 883 WILL BE INSERTED HERE.

Execution Copy

COBB GENERATING PLANT COMPLEX

The Cobb Generating Plant Complex consists of five generating Units, known as Units 1 through 5, respectively.

The Connection Points for Units 1 through 5 are in the BC Cobb Plant Substation (see Wiring Diagram #240, Sheet 31 attached).

The Points of Receipt for all the Units in the Cobb Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the BC Cobb Plant Substation (Wiring Diagram #240, Sheet 31):

Transformer Banks     Nos. 1, 2, 3, 4 and 5

Circuit Breakers      Nos. 199, 299, 399, 499 and 599

Switches              Nos. 193, 195, 196, 293, 295, 296, 393, 395, 396, 493,
                      495, 496, 593, 595 and 596

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to the main buswork.

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformers and Circuit
                      Breakers identified above

Auxiliary Power       All 2400 Volt station power assets shown in the attached
                      Wiring Diagram #240

Jointly Owned Assets  - Percentage Split by Major Equipment Count

Cobb Plant Substation - Consumers (generation) = 27.78%;
                        Consumers (distribution) = 47.22%;
                        Transmission Provider = 25.00%

Execution Copy

               NOTE: WIRING DIAGRAM NO 240 WILL BE INSERTED HERE.

Execution Copy

GAYLORD GENERATING PLANT COMPLEX

The Gaylord Generating Plant Complex consists of five combustion turbine generating Units, known as Units 1 through 5, respectively.

The Connection Points for Units 1 through 5 are in the Gaylord Generating Substation (see Wiring Diagram #495, Sheet 31 attached).

The Points of Receipt for all the Units in the Gaylord Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the Gaylord Generating Substation (Wiring Diagram #495, Sheet 31):

Transformer Banks     Nos. 2 and 3

Circuit Breakers      Nos. 146, 116, 216, 316, 416 and A16

Switches              Nos. 142, 144, 145, 299, 399, 493, 495, 496, 593, 595 and
                      596

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformers and Circuit
                      Breakers identified above

Auxiliary Power       All station power assets shown in the attached Wiring
                      Diagram #495, Sheet 31

Jointly Owned Assets          - Percentage Split by Major Equipment Count

Gaylord Generating Substation - Consumers (generation) = 33.33%;
                                Consumers (distribution) = 44.45%;
                                Transmission Provider = 22.22%

Execution Copy

NOTE: WIRING DIAGRAM NO 495 WILL BE INSERTED HERE.

Execution Copy

HARDY HYDRO GENERATING PLANT

The Hardy Hydro Generating Plant consists of three generating Units, known as Units 1, 2 and 3.

The Connection Point for Units 1, 2 and 3 is at Tower No 8203 in the 138 kV transmission line (known as the O-15 Line) approximately 1,800 feet from the Hardy Dam Substation (see Wiring Diagram #164, Sheet 31 attached). The Connection Point is located as described (instead of in the Hardy Dam Substation) because that portion of the O-15 Line is included in the FERC License for the Hardy Plant.

The Point of Receipt for all the Units in the Hardy Hydro Generating Plant is deemed to be the Connection Point.

Consumers' Interconnection Assets

Consumers owns the following assets at the Hardy Dam Substation (Wiring Diagram #164, Sheet 31) and approximately 1,800 feet of the O-15 138 kV transmission line immediately outside the Hardy Dam Substation:

Assets located at Hardy Dam Plant and Substation

Transformer Bank      No 1

Circuit Breakers      Nos. 199, 166, 116, 216 and 316

Switches              Nos. 191, 164 and 136

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Transformer, Circuit Breakers and Switches identified above to each other, as appropriate, and to the 138 kV transmission system at the 191 Switch

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Circuit Breakers
                      identified above

Auxiliary Power       All station power assets connected to the 7200 Volt
                      buswork

Jointly Owned Assets - Percentage Split by Major Equipment Count

Hardy Dam Substation - Consumers (generation) = 100.00%;
                       Consumers (distribution) = 0.00%;
                       Transmission Provider = 0.00%

Execution Copy

NOTE: WIRING DIAGRAM NO 164 WILL BE INSERTED HERE

Execution Copy

KARN GENERATING PLANT COMPLEX

The Karn Generating Plant Complex consists of four generating Units, known as Units 1 (consisting of generators 1A and 1B), Unit 2 (consisting of generators 2A and 2B, Unit 3 and Unit 4.

The Connection Point for Units 1 and 2 are in the DE Karn Plant 138 kV Substation (see Wiring Diagram #695, Sheet 31 attached). The Connection Point for Units 3 and 4 are in the Hampton 345 kV Substation (see Wiring Diagram #1327, Sheet 31 attached).

The Points of Receipt for all the Units in the DE Karn Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the DE Karn 138 kV Substation (Wiring Diagram #695, Sheet 31):

Transformer Banks     Nos. 1 and 2

Circuit Breakers      Nos. 199, 299, 399, 499, 799 and 899

Switches              Nos. 195, 196, 295, 296, 709, 793, 795, 796, 809, 893,
                      895, and 896

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to the main or transfer buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Circuit Breakers
                      identified above

Auxiliary Power       All 480 Volt and 4160 Volt station power assets shown in
                      the attached Wiring Diagram #695, Sheet 31

Consumers owns the following assets at the Hampton 345 kV Substation (Wiring Diagram #1327, Sheet 31):

Circuit Connections   All conductors electrically connecting the 345 kV
                      Transformer Banks Nos 3 and 4 to the buswork in the Hampton 345 kV Substation

Transmission Provider's Interconnection Assets

Transmission Provider owns the following assets at the Hampton 345 kV Substation (Wiring Diagram #1327, Sheet 31):

Circuit Breakers      Nos. 28H9, 28R8, 32F7 and 32H9

Switches              Nos. 28H5, 28H6, 28R2, 28R4, 32F1, 32F3, 32H5 and 32H6

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to adjacent buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Execution Copy

Foundations           All foundations supporting the Circuit Breakers identified above

Jointly Owned Assets      - Percentage Split by Major Equipment Count

Hampton 345 kV Substation - Consumers (generation) = 0.00%;
                            Consumers (distribution) = 0.00%;
                            Transmission Provider = 100.00%

Karn Plant Substation     - Consumers (generation) = 46.15%;
                            Consumers (distribution) = 0.00%
                            Transmission Provider = 53.85%

Execution Copy

NOTE: WIRING DIAGRAM NO 1327 WILL BE INSERTED HERE

Execution Copy

LUDINGTON PUMPED STORAGE GENERATING PLANT COMPLEX

Note: The Detroit Edison Company has a overall 49% ownership interest in the Ludington Generating Plant and certain other related facilities and property.

The Ludington Pumped Storage Generating Plant Complex consists of six motor-generator Units, known as Units 1 through 6, respectively.

The Connection Points for Units 1 through 6 are in the Ludington Substation (see Wiring Diagram #1405, Sheet 31 attached).

The Points of Receipt for all the Units in the Ludington Pumped Storage Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers and Detroit Edison, as noted above, share ownership of the following assets at the Ludington Substation (Wiring Diagram #1405, Sheet 31):

Transformer Banks     Nos. 1, 2, and 3

Reactors              Nos 1 and 2

Circuit Breakers      Nos. 115, 116, 216, 316, 416 516, 615 and 616 (all
                      phase-reversing 3-pole breakers associated with the motor-generators) and Nos. 1116 and 6116 (breakers associated with Pony Motors Nos 1 and 2)

Switches              Nos. 105, 215, 315, 415, 515, 1112, 6112 and 1099

Removable Links       Nos. 111, 112, 113, 212, 213, 312, 313, 412, 413, 512,
                      513, 612 and 613

Circuit Connections   All 345 kV conductors connecting the 20/345 kV Transformer
                      Banks to the 345 kV buswork in the Ludington Substation

                      All wire, cable or buswork electrically connecting the switches identified above to the Circuit Breakers identified above and to the 20 kV main and starting buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformers and Circuit
                      Breakers identified above

Auxiliary Power       All 480 Volt and 4160 Volt station power assets shown in
                      the attached Wiring Diagram #1405, Sheet 31

Transmission Provider's Interconnection Assets

Transmission Provider and Detroit Edison, as noted above, share ownership of the following assets at the Ludington Substation (Wiring Diagram #1405, Sheet 31):

Circuit Breakers      Nos. 22F7, 22H9, 24F7, 24H9, 25F7 and 25H9

Execution Copy

Switches              Nos. 22F1, 22F3, 22H5, 22H6, 24F1, 24F3, 24H5, 24H6, 25F1,
                      25F3, 25H5 and 25H6

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to adjacent buswork

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Circuit Breakers identified above

Jointly Owned Assets - Percentage Split by Major Equipment Count

Ludington Substation - Consumers (generation) = 0.00%;
                       Consumers (distribution) = 0.00%;
                       Transmission Provider = 56.76%;
                       Third Parties = 43.24%

Execution Copy

NOTE: WIRING DIAGRAM NO 1405 WILL BE INSERTED HERE

Execution Copy

MORROW GENERATING PLANT COMPLEX

The Morrow Generating Plant Complex consists of two combustion turbine generating Units, known as Units A and B.

The Connection Points for both Units A and B are in the Morrow Substation (see Wiring Diagram #190, Sheet 31, attached).

The Points of Receipt for the Units in the Morrow Generating Plant Complex are deemed to be the Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the Morrow Substation (Wiring Diagram #190, Sheet 31):

Transformer Bank      No. 4

Circuit Breakers      Nos. 499, 16A and 16B

Switches              Nos. 495 and 496

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Transformer, Circuit Breakers and Switches identified above

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformers and Circuit
                      Breakers identified above

Auxiliary Power       All 480 Volt station power assets shown in the attached
                      Wiring Diagram #190, Sheet 31

Jointly Owned Assets - Percentage Split by Major Equipment Count

Morrow Substation    - Consumers (generation) = 10.00%;
                       Consumers (distribution) = 66.67%;
                       Transmission Provider = 23.33%

Execution Copy

NOTE: WIRING DIAGRAM NO 190 WILL BE INSERTED HERE

Execution Copy

PALISADES GENERATING PLANT COMPLEX

The Palisades Nuclear Generating Plant Complex consists of one generating Unit, known as Unit 1.

The Connection Points for Unit 1 are in the Palisades Substation (see Wiring Diagram #1421, Sheet 31 attached).

The Points of Receipt for the Palisades Unit are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the Palisades Substation (Wiring Diagram #1421, Sheet 31):

Transformer Bank      Safeguard Bank No 1-1

Switches              Nos. 24F1, 24R2 and 26H5 (each motor-operated)

Circuit Connections   All 345 kV conductors connecting the Transformer Banks
                      (Main, Safeguard and Start-Up) to the 345 kV buswork in the Palisades Substation

Foundations           All foundations supporting the Transformer identified
                      above as being located in the Palisades Substation

Transmission Provider's Interconnection Assets

Transmission Provider owns the following assets at the Palisades Substation (Wiring Diagram #1421, Sheet 31):

Circuit Breakers      Nos. 25F7, 25H9 and 25R8

Switches              Nos. 25F1, 25F3, 25H5, 25H6, 25R2 and 25R4

Circuit Connections   All wire, cable or buswork electrically connecting the
                      switches identified above to the Circuit Breakers identified above and to adjacent buswork

Jointly Owned Assets - Percentage Split by Major Equipment Count

Palisades Substation - Consumers (generation) = 7.69%;
                       Consumers (distribution) = 0.00%;
                       Transmission Provider = 92.31%

Execution Copy

NOTE: WIRING DIAGRAM NO 1421 WILL BE INSERTED HERE

Execution Copy

THETFORD GENERATING PLANT COMPLEX

The Thetford Generating Plant Complex consists of nine combustion turbine generating Units, known as Units 1 through 9, respectively.

The Connection Points for Units 1 through 9 are in the Thetford Substation (see Wiring Diagram #1000, Sheet 31 attached).

The Points of Receipt for all the Thetford Units are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the Thetford Substation (Wiring Diagram #1000, Sheet 31):

Transformer Banks     Nos. 5, 6-1, 6-2 and 7

Circuit Breakers      Nos. 13B7, 13W8, 116, 216, 316, 416, 516, 616, 716, 816
                      and 916

Switches              Nos. 13B1, 13B3, 13M5, 13W2, 13W4, 591, 691-1, 691-2 and
                      791

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Transformer Banks, Circuit Breakers and Switches identified above

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformers and Circuit
                      Breakers identified above

Jointly Owned Assets - Percentage Split by Major Equipment Count

Thetford Substation  - Consumers (generation) = 8.00%;
                       Consumers (distribution) = 0.00%;
                       Transmission Provider = 92.00%

Execution Copy

NOTE: WIRING DIAGRAM NO 1000 WILL BE INSERTED HERE

Execution Copy

WEADOCK GENERATING PLANT COMPLEX

The Weadock Generating Plant Complex consists of three generating Units, known as Units 7, 8 and A.

The Connection Points for Units 7, 8 and A1 are in the John C Weadock Substation (see Wiring Diagram #195, Sheet 31 attached). These Units are currently in service. In addition, there are six other units, known as Units 1 through 6, which have been retired from service, but are still in place. Those assets are also described below, should the Units be restored to service in the future.

The Points of Receipt for all the Units currently in service at the Weadock Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets (for Units In Service)

Consumers owns the following assets at the John C Weadock Substation (Wiring Diagram #195, Sheets 2 and 31):

Transformer Banks     Nos. 7, 8 and A1

Circuit Breakers      Nos. 799, 899 and 66A

Switches              Nos. 795, 796, 895, 896, 62A and 64A

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Switches identified above to the Circuit Breakers identified above and to the main buswork.

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformer Banks and
                      Circuit Breakers identified above

Auxiliary Power       All 480 Volt and 4160 Volt station power assets shown in
                      the attached Wiring Diagram #195, Sheet 31

Consumers' Interconnection Assets (for Units Retired in Place)

Consumers owns the following assets at the John C Weadock Substation (Wiring Diagram #195, Sheet 31):

Transformer Banks     Nos. 1, 2 and 6

Circuit Breakers      Nos. 166, 266, 316, 416, 136 and 236

Switches              Nos. 195, 196, 295, 296, 162, 164, 232, 234, 314, 414, 516
                      and 616

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Switches identified above to the Circuit Breakers identified above and to the main buswork.

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformer Banks and
                      Circuit Breakers identified above

Execution Copy

Jointly Owned Assets      - Percentage Split by Major Equipment Count

John C Weadock Substation - Consumers (generation) = 43.59%;
                            Consumers (distribution) = 33.33%;
                            Transmission Provider = 23.08%

Execution Copy

NOTE: WIRING DIAGRAM NO 195 WILL BE INSERTED HERE

Execution Copy

WHITING GENERATING PLANT COMPLEX

The Whiting Generating Plant Complex consists of four generating Units, known as Units 1, 2, 3 and A.

The Connection Points for Units 1, 2, 3 and A are in the Whiting Substation (see Wiring Diagram #400, Sheet 31attached). Units 1, 2 and 3 are connected to the 138 kV buswork and Unit A is connected to the 46 kV buswork

The Points of Receipt for all the Units in the Whiting Generating Plant Complex are deemed to be the respective Connection Points.

Consumers' Interconnection Assets

Consumers owns the following assets at the Whiting Substation (Wiring Diagram #400, Sheet 31):

Transformer Banks     Nos. 1, 2, 3 and A

Circuit Breakers      Nos. 199, 299, 399, 46A and 16A

Switches              Nos. 191, 193, 195, 196, 291, 293, 295, 296, 391, 393,
                      395, 395, 42A, 44A, 45A and 99A

Circuit Connections   All wire, cable or buswork electrically connecting the
                      Transformer Banks, Circuit Breakers and Switches identified above to each other, as appropriate, to the main buswork and to the Auxiliary Power assets

Relay & Controls      All relays and controls associated with the Circuit
                      Breakers identified above

Foundations           All foundations supporting the Transformer Banks and
                      Circuit Breakers identified above

Auxiliary Power       All 480 Volt and 2400 Volt station power assets shown in
                      the attached Wiring Diagram #400, Sheet 31

Jointly Owned Assets - Percentage Split by Major Equipment Count

Whiting Substation   - Consumers (generation) = 26.32%;
                       Consumers (distribution) = 42.10%;
                       Transmission Provider = 31.58%

Execution Copy

NOTE: WIRING DIAGRAM NO 400 WILL BE INSERTED HERE

Execution Copy

GENERATOR CONNECTIONS LOCATED IN CONSUMERS' DISTRIBUTION SYSTEM

The following Units are connected indirectly to the Transmission System and do not have specific connection data listed herein.

Alcona Hydro Generating Plant, Units 1 and 2
Allegan Hydro Generating Plant, Units 1, 2 and 3
Cooke Hydro Generating Plant, Units 1, 2 and 3
Croton Hydro Generating Plant, Units 1, 2, 3 and 4
Five Channels Generating Plant, Units 1 and 2
Foote Hydro Generating Plant, Units 1, 2 and 3
Hodenpyl Hydro Generating Plant, Units 1 and 2
Loud Hydro Generating Plant, Units 1 and 2
Mio Hydro Generating Plant, Units 1 and 2
Rogers Hydro Generating Plant, Units 1, 2, 3 and 4
Straits Combustion Turbine Generating Unit 1
Tippy Hydro Generating Plant, Units 1, 2 and 3
Webber Hydro Generating Plant, Units 1 and 2

Execution Copy

                                    EXHIBIT C

                      PALISADES INTERFACE SUPPLEMENT TO THE
                       GENERATOR INTERCONNECTION AGREEMENT

                                     between

                     MICHIGAN ELECTRIC TRANSMISSION COMPANY

                                       and

                            CONSUMERS ENERGY COMPANY

                            dated as of April 1, 2001

Execution Copy

                      PALISADES INTERFACE SUPPLEMENT TO THE
                       GENERATOR INTERCONNECTION AGREEMENT
                                     Between
                     Michigan Electric Transmission Company
                                       And
                            Consumers Energy Company

                                TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS.....................................................   2

ARTICLE 2 - GENERAL PROVISIONS..............................................   2

ARTICLE 3 - REQUIREMENTS FOR OFFSITE POWER SUPPLY TO PALISADES..............   2

ARTICLE 4 - EMERGENCIES.....................................................   3

ARTICLE 5 - SAFETY AND SECURITY.............................................   3

ARTICLE 6 - TERM OF AGREEMENT; ASSIGNMENT...................................   3

ARTICLE 7 - MISCELLANEOUS...................................................   4
   7.1   Provisions from Interconnection Agreement..........................   4
   7.2   Entire Agreement...................................................   4

Execution Copy

                   PALISADES INTERFACE SUPPLEMENT TO GENERATOR
                            INTERCONNECTION AGREEMENT

     THIS PALISADES INTERFACE SUPPLEMENT TO GENERATOR INTERCONNECTION AGREEMENT (the "Palisades Supplement") is made and entered into as of this 1st day of April, 2001, by and between Michigan Electric Transmission Company, a Michigan corporation with offices at 212 West Michigan Avenue, Jackson, Michigan (herein referred to as "Transmission Provider") and Consumers Energy Company, a Michigan corporation with offices at 212 West Michigan Avenue, Jackson, Michigan (herein referred to as "Consumers"). Consumers and Transmission Provider each may be referred to individually as a "Party," or collectively as the "Parties."

                                   WITNESSETH:

     WHEREAS, Transmission Provider is engaged in the transmission of electric energy; and

     WHEREAS, Consumers owns and operates the Palisades Nuclear Generating Plant (herein referred to as "Palisades"); and

     WHEREAS, the Parties have entered into a Generator Interconnection Agreement dated as of April 1, 2001 (herein referred to as the "Interconnection Agreement") that defines the responsibilities and authority of the Transmission Provider with respect to the Transmission System and the obligations, rights and responsibilities of Consumers for the connection of its generation Resources, including the Palisades Nuclear Generating plant ("Palisades"), to Transmission Provider's system; and

     WHEREAS, there are special interconnection requirements associated with Palisades, due to it being a nuclear generating plant, which are not associated with the other Units in the Interconnection Agreement and which are not fully covered in the Interconnection Agreement; and

     WHEREAS, Sections 5.1 and 5.6 of the Interconnection Agreement specifically provide for further supplementation of the Interconnection Agreement with regard to Palisades; and

     WHEREAS, Consumers and Transmission Provider are willing to maintain the interconnection of Palisades with the Transmission Provider's System under the additional terms and conditions contained herein.

     NOW, THEREFORE, in consideration of and subject to the mutual covenants contained herein, the Parties hereto agree as follows:

Execution Copy

                                    ARTICLE 1
                                   DEFINITIONS

     All capitalized terms used herein shall have the same meaning ascribed thereto in the Interconnection Agreement, unless otherwise indicated. In addition, when used in this Palisades Supplement, the following terms shall have the following meanings:

     "Offsite Power Supply" shall mean the power available to Palisades from Transmission Provider's Transmission System through the Palisades Substation.

     "Operating License" shall mean the license, including associated Technical Specifications, issued by the Nuclear Regulatory Commission authorizing the license holder to operate Palisades.

                                    ARTICLE 2
                               GENERAL PROVISIONS

     Except as otherwise provided for in this Palisades Supplement, the provisions of the Interconnection Agreement shall apply to Palisades and Palisades-related Interconnection Facilities just as to any other Unit and any other Interconnection Facilities. This Palisades Supplement covers additional provisions that relate only to Palisades and Palisades-related Interconnection Facilities. Transmission Provider and Consumers agree that specific transmission system operating limitations required to satisfy Nuclear Regulatory Commission Operating License and Design requirements applicable to the Palisades Nuclear Plant are identified in Exhibit A of this Palisades Supplement and shall be adhered to by both Parties.

                                    ARTICLE 3
               REQUIREMENTS FOR OFFSITE POWER SUPPLY TO PALISADES

3.1 In the event future changes in either (a) design or operation of Palisades,
(b) Consumers' requirements, or (c) Transmission Provider's requirements resulting from parallel operation of Palisades with Transmission Provider's System later necessitate additional Interconnection Facilities or modifications to the then existing Interconnection Facilities, the Parties shall undertake such additions and modifications as may be necessary. Before undertaking such future additions or modifications, the Parties shall consult, develop plans and coordinate schedules of activities, including the making of necessary amendments to this Agreement (including its Exhibits) and/or entering into new agreements, so as to insure continuous and reliable operation of the Interconnection Facilities. The ownership, operation and maintenance responsibilities for any such future additions or modifications shall be made consistent with the responsibilities allocated in the Interconnection Agreement.

3.2 Except as otherwise permitted by the Operating License, two paths must be available to transmit offsite power between the Palisades Substation and the Palisades Plant equipment. During plant operation, Offsite Power can be supplied to Palisades Plant equipment through Safeguards Transformer 1-1 and Startup Transformer 1-2. With the plant shut down Offsite Power can also be supplied through Main Transformer 1-1.

3.3 An Offsite Power Supply which is adequate for the operability of required Palisades plant equipment shall be provided at all times by Consumers' units and transmitted by

Execution Copy

Transmission Provider to the Palisades Substation, or action shall be promptly initiated by the Transmission Provider to restore provision of such Offsite Power Supply, including, but not limited to, initiation of Transmission Provider's Black Start Plan. Consumers shall specify by separate correspondence the specific unit or units designated to provide the Black Start Service for Palisades.

3.4 The specific requirements to determine adequacy of voltage, frequency, capacity, and reliability of offsite power to meet Palisades' Operating License and design requirements are detailed in Exhibit A of this Agreement.

3.5 Specific procedures to minimize the potential for inadvertent interruptions of the Offsite Power Supply and associated plant trips and transients are specified in Exhibit A of this Agreement.

                                    ARTICLE 4
                                   EMERGENCIES

4.1 With respect to Palisades, the "Consumers Emergency procedures" referred to in Section 7.1 of the Interconnection Agreement shall include Palisades Emergency procedures.

4.2 In the event of a declared Emergency at Palisades, Consumers shall have authority to exercise complete control over the Palisades Substation and associated Transmission System easements located within the Exclusion Area as defined in the Updated Final Safety Analysis Report (UFSAR), and to determine all activities within that area, including evacuation and exclusion from the Substation and the Exclusion Area of Transmission Provider personnel, contractors, visitors, guests, and other persons.

                                    ARTICLE 5
                               SAFETY AND SECURITY

     Work performed by Transmission Provider in the Palisades Substation shall be subject to Transmission Provider's safety rules. Work performed by Consumers in the Palisades Substation shall be subject to Palisades Plant safety rules. Any Party performing work inside the Palisades Plant Protected Area (security area surrounding main plant) shall abide by the Palisades Plant safety and security rules. To the extent these provisions differ from those of the last sentence of Section 8.1 of the Interconnection Agreement, these provisions shall prevail.

                                    ARTICLE 6
                          TERM OF AGREEMENT; ASSIGNMENT

     This Palisades Supplement shall become effective upon the effective date of the Interconnection Agreement and shall have the same term and assignment provisions as the Interconnection Agreement, except that:

     (a) the term of this Palisades Supplement shall not extend past the date on which Palisades ceases to be licensed by the Nuclear Regulatory Commission, or successor agency; and

Execution Copy

     (b) this Palisades Supplement may be assigned or otherwise transferred by Consumers without the prior written consent of Transmission Provider to a successor holder of the Palisades Operating License.

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1 Provisions from Interconnection Agreement

     All provisions contained in the Interconnection Agreement not specifically supplemented or addressed herein shall apply to this Palisades Supplement as if restated herein.

7.2 Entire Agreement

     This Palisades Supplement and the Interconnection Agreement constitute the entire agreement between the Parties hereto with reference to the subject matter hereof and its execution supersedes all previous agreements, discussions, communications and correspondence with respect to said subject matter. The terms and conditions of this Palisades Supplement and Exhibit A thereto shall be amended, as mutually agreed to by the Parties, to comply with changes or alterations made necessary by a valid applicable order of any governmental regulatory authority, or any court, having jurisdiction hereof.

     IN WITNESS WHEREOF, the Parties hereto have caused this Palisades Supplement to be duly executed by their duly authorized officers.

                                        MICHIGAN ELECTRIC TRANSMISSION COMPANY


                                        By /s/ John G Russell
                                           -------------------------------------
                                        Title: President


                                        CONSUMERS ENERGY COMPANY


                                        By /s/ Robert A Fenech
                                           -------------------------------------
                                        Title: Senior VP, Nuclear, Fossil and
                                               Hydro Operations

Execution Copy

                                    EXHIBIT A
                          PALISADES NUCLEAR POWER PLANT

                                REQUIREMENTS FOR
                        OFFSITE POWER SUPPLY OPERABILITY
                            AND SUBSTATION INTERFACES

Execution Copy

                           PALISADES REQUIREMENTS FOR
            OFFSITE POWER SUPPLY OPERABILITY AND SUBSTATION INTERFACE

OVERVIEW

During normal operation Palisades Plant electrical loads are supplied from the unit's main onsite electrical generator and the 345 kV substation. If the generator is not available, either due to unit shutdown or other reason, the loads fed directly from the generator are transferred to an alternative source from the 345 kV substation. The preferred immediate alternate source of electrical power for electric loads (safety-related and non-safety-related) is the Offsite Power Supply or 345 kV grid. The Offsite Power Supply is sometimes referred to as the preferred power supply in regulatory documents.

The basic requirement for the Offsite Power Supply is that it provides sufficient capacity and capability for safe shutdown and design basis accident mitigation. When this condition is met, the Offsite Power Supply is considered Operable with respect to Palisades Operating License and Technical Specifications. It is a necessary condition of the Operating License that the Offsite Power Supply be Operable at all times. If the Offsite Power Supply is declared Inoperable, action must be taken to shut down, and if the unit is off-line, to suspend certain activities, as required by the Palisades Operating License and Technical Specifications. The Offsite Power Supply is considered Inoperable if it is degraded to the point that it does not have the capability to effect safe shutdown and to mitigate the effects of an accident. This level of degradation can be caused by an unstable offsite power system, or any condition that renders the offsite power unavailable for safe shutdown and emergency purposes.

The Palisades Substation voltage will be planned as specified in the Transmission Provider's FERC Form 715 Annual Transmission Planning and Evaluation Report. The minimum tolerable transmission system operating voltage to ensure the Offsite Power Supply is Operable shall be specified as 345 kV unless Transmission Provider and Consumers agree in writing that a different value should be specified.

Transmission System operating procedures and programs shall be in place to ensure that various system operating conditions (generating unit outages, line outages, system loads, spinning reserve, etc.), including multiple contingency events, are evaluated and understood, such that impaired or potentially degraded grid conditions are recognized, assessed, and immediately communicated to the Palisades operating staff for Operability assessments of plant equipment.

The specific requirements in this Exhibit mirror operating protocols, equipment, and regional and national reliability organization standards existing at the time this agreement is signed, and are subject to modification as necessary when new standards, equipment or protocols are adopted or updated.

                              SPECIFIC REQUIREMENTS

Note: This section identifies the operational requirements for the Palisades Offsite Power Supply. These requirements are part of the Palisades design basis and licensing basis. Failure to meet these requirements may render the Offsite Power Supply Inoperable, thus requiring the

Execution Copy

unit to shut down. Failure to meet these requirements must be immediately communicated to Consumers and the Palisades operating staff for assessment of plant emergency equipment operability. Changes in the operation of the transmission network that conflict with these requirements require prior approval by Consumers.

1. The Palisades Substation is connected to six 345kV transmission lines. Any long term increase or decrease in the physical number of lines into the Palisades Substation requires prior notification of and review by the Palisades Operating staff. Except in an emergency none of those six lines may be removed from service without prior notification of the Palisades Operating staff.

     At least two independent paths to transmit power between the substation and Palisades' emergency safeguards busses are required to be available at all times while the plant is operating. During shutdown conditions at least one power transmission path is required. Operability of the Offsite Power Supply sources through their associated transmission paths is to be determined by the Palisades Operating staff.

2. The Palisades Offsite Power Supply shall be capable of providing 42MW and 31MVAR to Palisades for normal operation, safe shutdown, and design basis accident mitigation.

3. All efforts will be made to operate the Transmission Provider's system such that the voltage at the Palisades Substation will promptly recover to a minimum of 345 kV following a shutdown of the Palisades generator. The Palisades Operating staff will monitor substation voltage and will notify Transmission Provider if voltage falls below a predetermined screening value (e.g., 352 kV) to verify that any necessary actions will be taken to assure that this criterion will be met.

4. Equipment operations, maintenance, and modification activities should be planned and conducted to meet the following performance criteria:

     a. The Front and Rear Busses are available greater than 99.8% per 12 months.

     b. Breakers 25F7 and 25F9 have less than three Maintenance Preventable Functional Failures per 24 months. Maintenance Preventable Functional Failures are defined in NUMARC 93-01 "Nuclear Energy institute Industry Guideline for Monitoring the Effectiveness of Maintenance at Nuclear Power Plants," or successor publication.

     c.   Breakers 25F7 and 25F9 are available greater than 98.6% per 12 months.

     If any planned substation activities would invalidate these assumptions Palisades must be informed and compensatory measures or corrective actions must be evaluated.

5. The maximum grid voltage at the Palisades substation shall be maintained at or below 369kV. This voltage shall not be exceeded unless required to preserve transmission network integrity

6. Transmission Provider will provide a voltage schedule to be maintained by the Palisades generator.

Execution Copy

7. System studies shall be performed periodically and updated by the Transmission Provider based on changing grid conditions to verify that certain postulated events will not render the Palisades offsite power supply inoperable. Events to be postulated include, but are not limited to, the following:

     a)   The loss of Palisades.

     b)   The loss of any generating unit on the Transmission Provider's grid.

     c) The loss of any major transmission circuit or intertie on the Transmission Provider's grid.

     d) The loss of any large load or block of load, (defined as 1000MW) on the Transmission Provider's grid.

     e)   Power transfers

8. Records of the most recent system study results shall be maintained the Transmission Provider. These records are subject to Consumers Energy and NRC reviews. Study results, including revisions and updates, shall be transmitted via letter to Consumers Energy. Study results and conclusions shall be assessed at least annually and updated by the Transmission Provider, if needed, based on changing grid conditions.

9. In the event of loss of the Palisades Offsite Power Supply, transmission lines terminating at the Palisades Substation will be returned to service based on the following criteria:

     Note: With regard to Station Blackout (SBO) Palisades is a 4-hour coping plant. The nuclear regulatory requirement is that Palisades be able to withstand a loss of all AC power (loss of Offsite Power Supply plus loss of both Emergency Diesel Generators) for 4 hours without sustaining reactor core damage.

     a) Highest possible priority for Black Light Restoration Procedures shall be given to restoring power to the Palisades Substation.

     b) Should incoming lines to the Palisades Substation be damaged, highest priority shall be assigned to repair and restoration of at least one line into the Palisades Substation.

     c) Repair crews engaging in power restoration activities for Palisades shall be given the highest priority for manpower, equipment, and materials.

10. Bulk Power Transmission System Reliability as described in the Updated Final Safety Analysis Report (UFSAR) sections 8.1 "Electrical Systems, Introduction" and 8.2 "Network Interconnection" (or successor document) shall be maintained. Changes to planning criteria or operating practices that have the potential to adversely impact grid reliability and availability as defined in the UFSAR require prior notification of and evaluation by the Palisades Engineering staff.

11. Any equipment upgrades, circuit redesigns, or control logic revisions on the Transmission Provider's System that affect the operational requirements of the Palisades Offsite Power

Execution Copy

     Supply shall be communicated to Consumers by the Transmission Provider in sufficient detail to permit the Palisades Engineering staff to accurately revise Section 8, "Electrical Systems", of the UFSAR. These updates shall be provided to Consumers by the Transmission Provider as necessary and will be used to prepare a UFSAR change submittal to the NRC. This includes the issuance of all Palisades substation drawings to Consumers at the time of revision.

12. Observation, testing, maintenance, inspection and calibration of the Palisades substation circuit breakers, protective relays, and batteries shall be performed in accordance with Nuclear Electric Insurance Limited - Loss Control Standards Section 8-2A Boiler & Machinery Loss control Standards 13 & 14.

13. General requirements for Palisades Substation interfaces and services are addressed in Palisades Nuclear Plant Administrative Procedure 5.28, "Control of Palisades Substation Activities", Revision 0, dated June 2, 2000. These requirements may be amended from time to time by mutual agreement between Transmission Provider and Consumers Energy Company or any successor licensee of the Palisades Nuclear Plant.

14. Notices, reports, etc. required under this Exhibit A shall be sent by either facsimile transmission or US mail to the following contact person(s). Either Party may change the following Notice information by giving the other Party prior written Notice:

For Consumers:                      For Transmission Provider:

Consumers Energy Company            Michigan Electric Transmission Company
Palisades Nuclear Plant             540 Avis Drive, Suite H
27780 Blue Star Highway             Ann Arbor, Michigan 48108
Covert, Michigan 49043

Attention: Plant General Manager    Attention: Executive Vice President and
                                               Chief Operating Officer